UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2012

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	19
Portfolios of Investments:
Money Market	23
Limited Duration	27
Income Plus	35
Global Infrastructure	46
European Equity	49
Multi Cap Growth	52
Aggressive Equity	55
Strategist	58
Financial Statements:
Statements of Assets and Liabilities	68
Statements of Operations	70
Statements of Changes in Net Assets	72
Notes to Financial Statements	80
Financial Highlights	110
Report of Independent Registered Public Accounting Firm	118
Trustee and Officer Information	119
Federal Tax Notice	124

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited)

Dear Shareholder:

In 2012, policy was a dominant theme driving global financial markets. Expectations and disappointments regarding the European Union initiatives addressing the credit crisis, the debate over the "fiscal cliff" in the U.S. Congress, and monetary easing from the U.S. Federal Reserve (the Fed), European Central Bank (ECB), Bank of Japan and other central banks contributed to volatility in the global markets throughout the year. Ultimately, the liquidity provided by the central banks and the reduced risk of financial crisis in Europe helped risk assets outperform relatively safer asset classes, despite some looming macroeconomic uncertainties.

Domestic Equity Overview

U.S. stocks, as measured by the S&P 500® Index, were up 16% for the year ended December 31, 2012. Gross domestic product (GDP) growth remained lackluster, registering 2.0% in the first quarter of 2012, 1.3% in the second quarter, and 3.1% in the third quarter. (Fourth quarter GDP estimates were not released at the time of this writing.) Unemployment declined during the period, but remained uncomfortably elevated. The housing market began to show signs of stabilization. Corporate profits continued to be surprisingly robust, although many expect that the strength has run its course. The Federal Open Market Committee enacted a number of measures intended to support the economy, including a third round of quantitative easing, extending its timeline for keeping the federal funds target rate near zero, and announcing late in the year that it would keep the rate low until unemployment reached 6.5% so long as the central bank's inflation projections stayed below 2.5%.

Stocks began the year on a relatively high note but investor sentiment deteriorated in the spring amid weaker economic data and renewed risks in the euro zone. The market turned positive in the summer on expectations of further stimulative actions from the Fed and additional measures from the European Central Bank to bolster the financial system. Later in the year, uncertainties about the fiscal cliff drove stocks lower as lawmakers debated until the very last hours of the deadline before coming to an agreement.

Fixed Income Overview

As in other asset classes during the review period, riskier segments of the fixed income market delivered stronger relative performance as investors grew more confident about global economic conditions and the European debt crisis. Emerging market debt and U.S. corporate debt outperformed "safe haven" Treasury securities.

Emerging market debt began the year on a positive note but trended lower in the second quarter amid rising risk premiums in Europe and weaker economic data in China. However, losses were recovered in the

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

third and fourth quarters, as investor sentiment was more optimistic regarding global growth prospects and the lower probability of Greece exiting the European Union. New issuance and fund flows both increased during 2012 from 2011 levels, further supporting the asset class.

Within the U.S. corporate sector, investment-grade debt performed very well, led by the financials sector. Investment-grade corporate spreads ended the year almost 100 basis points tighter, while financials spreads were 185 basis points tighter. High-yield corporate spreads narrowed by 180 basis points.

Mortgage-backed securities also performed well during the year. The Fed's quantitative easing announcement in September, focused on mortgages, led to a substantial tightening in lower coupon fixed rate mortgage spreads. Despite historically low mortgage rates, refinancing activity had been slower than it has been in the past under similar rate incentives, although with further quantitative easing, there has been an increase in mortgage refinancing.

The intermediate part of the U.S. Treasury yield curve performed the best as 10-year yields declined by 14 basis points. The 10-year Treasury yield reached an all time low of 1.47% at the beginning of June. Two-year yields were unchanged, whereas 30-year yields rose by 11 basis points.

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. Even with the Fed now tying its interest policy to unemployment and inflation rates, rather than a date (previously expected to be 2015 or later), observers believe the near-zero rates are likely to continue beyond 2015.

International Equity Overview

International equity markets performed well in the 12 months ended December 31, 2012, with emerging market equities outpacing developed market equities and, among developed markets, Europe leading the U.S. and Japan.

In Europe, despite a double-dip recession with GDP growth and earnings estimates being revised downward during the course of the year, equity markets performed strongly. Market turbulence in the spring was driven by renewed concerns about Greece and Spain. However, markets rallied following ECB President Mario Draghi's pledge in July to preserve the euro no matter what and an announcement in September for a program of unlimited support for countries that agree to certain reforms. In essence, the ECB now provides a back-stop against further credit stress in the region. This helped bond yields among the most indebted European nations decline considerably. European Union finance ministers also appeared to make progress toward a single banking union.

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Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Japan's equity market began the year on strong footing, but slumped for most of the remainder of the year amid concerns about slowing exports to Europe and China. However, a sharply lower yen, which benefits exporting companies, and the election of the Liberal Democratic Party and its promises of reflation led Japanese stocks to rally dramatically in the final months of 2012.

As with other global risk assets, emerging market stocks were volatile throughout the year in response to global growth concerns and the European debt crisis. However, in the second half of the year, emerging market equities advanced strongly due to the weaker yen (which prompts investors to seek relatively higher yielding assets elsewhere), improved manufacturing data from China, and the reduced risk of a financial crisis in Europe.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2012, Variable Investment Series – Money Market Portfolio had net assets of approximately $91 million with an average portfolio maturity of 31 days. For the seven-day period ended December 31, 2012, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.47% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.47% (non-subsidized), while its 30-day moving average yield for December 31, 2012 was 0.01% (subsidized) and – 0.42% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2012, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2012, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.71% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.71% (non-subsidized), while its 30-day moving average yield for December 31, 2012 was 0.01% (subsidized) and – 0.66% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2012, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

insurance company. Such costs would lower performance.

We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty.

During the period, we sought to purchase high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 3.34%, outperforming the Barclays Capital U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 2.24%. For the same period, the Portfolio's Class Y shares returned 3.05%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	3.34%	–0.44%	1.04%	2.07%
Class Y	3.05%	–0.69%	0.79%	1.74%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's overweight to the investment-grade credit sector was the main driver of performance as spread sectors posted very strong performance in 2012. The riskier segments of the market performed the best. In particular, an overweight to financials helped, as it was the best performing corporate sector. Spreads over Treasuries of short maturity financials narrowed by 185 basis points, while short maturity corporate spreads overall tightened by 110 basis points over the year.

An allocation to short-maturity, high-quality asset-backed securities also helped performance.

Conversely, the Portfolio was underweight in the agency sector, which detracted slightly from relative performance as spreads tightened over the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Income Plus Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 14.09%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"), which returned 9.82%. For the same period, the Portfolio's Class Y shares returned 13.82%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio entered 2012 overweight investment grade corporate bonds as well as exposure to high yield corporate bonds and convertible bonds. These positions were designed to attempt to benefit from a normalization of credit spreads, which we believed would be driven by supportive global monetary policy and a continued modest U.S. economic recovery. Our expectations were realized as global monetary policy helped lower volatility and depress government yields. Investors flocked towards riskier asset classes, including corporate bonds, which had an exceptionally strong year.

Financial sector corporate bonds, which remain one of the Portfolio's largest overweights, responded especially strongly to the "risk-on" environment, wherein traders strongly favored riskier asset classes, in 2012. In addition to supportive central

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	14.09%	7.89%	6.80%	7.52%
Class Y	13.82%	7.63%	6.53%	7.02%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

bank policies, financial credits benefited from the ongoing recovery, continuing emphasis on regulation and low supply. High yield bonds held in the Portfolio also performed well in 2012. However, underweights to selected non-financial corporate sectors, such as health care and pharmaceuticals, detracted from relative performance during the period as spreads in these sectors also tightened relative to Treasuries.

Looking ahead to 2013, we believe corporate bonds are likely to continue to be supported by investor demand for assets with positive real yields, accommodative central bank policies, and an improving economy. In particular, in our opinion, the Portfolio's overweight to financial credits and opportunistic exposure to high yield bonds have the potential to perform well in 2013.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 18.69%, outperforming the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 16.01%, and the S&P Global BMI Index, which returned 17.15%. For the same period, the Portfolio's Class Y shares returned 18.44%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 16.01% during 2012, as measured by the Index. Among the major infrastructure sectors, the communications and European regulated utilities sectors exhibited relative outperformance, while the transmission and distribution, gas midstream, gas distribution utilities, and pipeline companies sectors underperformed the Index. Toll roads performed largely in line with the Index for the year. Among the smaller sectors, the airports, water, ports, and diversified sectors all outperformed the Index.

For full-year 2012, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance, as in past years. From a bottom-up

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	18.69%	3.23%	10.66%	8.18%
Class Y	18.44%	2.98%	10.40%	3.61%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

perspective, stock selection was particularly favorable in the gas distribution utilities, communications, transmission and distribution, toll roads, and European regulated utilities sectors, only partially offset by adverse selection in the pipeline companies and gas midstream sectors. From a top-down perspective, our positioning was favorable or largely neutral in all sectors except for the negative impact of our cash holdings and an underweight to the water sector.

We attribute 2012 sector outperformance or underperformance within the infrastructure universe to a combination of macroeconomic and company/sector-specific considerations. On the macroeconomic front, we attribute the strong performance of European regulated utilities and toll roads largely to declining sovereign yields and lower perceived event risk in continental Europe, which has lowered the current market-derived cost of capital to levels closer to the medium- to longer-term levels appropriate for the asset class. In the U.S., we attribute the underperformance of transmission and distribution, gas distribution utilities, and pipeline companies to concerns over dividend and investment tax policies (debated during U.S. fiscal cliff negotiations), as well as to the potential for declining regulated returns resulting from low North American bond rates. These sectors, in our opinion, were also largely unfavorable from a valuation perspective.

With regard to company/sector fundamentals regionally, European regulated utilities benefited from increased/improved visibility in connection with several regulatory initiatives. In Asia, gas distribution utilities in China continued to benefit from strong demand for natural gas, as industrial customers looked to lower their cost structures and the central government attempted to reign in pollution created by the significant use of coal-fired power generation. In the U.S., we attribute the outperformance of the communications sector to the ongoing demand by telecommunications providers for wireless towers in order to meet the demands of customers using data-driven devices like smartphones and tablets. Also in North America, we attribute the underperformance of the gas midstream sector to concerns over excess natural gas and natural gas liquids (NGL) supply and the resultant impact on drilling patterns of exploration and production company customers as natural gas prices remain low and NGL prices declined from historical averages.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between

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Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution, toll road, pipeline companies, and communications sectors, and an underweighting to companies in the gas midstream, transmission and distribution, and European regulated utilities sectors.

We started 2013, positioned largely the same from a sector perspective as we began 2012 (although some of our individual company weightings have meaningfully changed). We acknowledge that increased optimism over a potential upturn in global economic growth (as espoused by many market pundits and supported by an upturn in the equity markets witnessed in early 2013 at the time of writing) might argue for an increased weighting to GDP-growth/trade-leveraged sectors, particularly within transportation; however, we remain committed to and positive on existing positions in the Portfolio, as we believe such positions provide favorable total return potential going forward whether or not this economic upturn of the magnitude anticipated materializes. Our preference as in the past remains to find opportunities within the infrastructure universe that do not rely on meaningful improvements to economic growth, rather than relying on secular themes to drive fundamental growth or relying on a valuation gap that can be closed without a strong improvement in macroeconomic growth. While we concur in some cases with those who believe there is reason for optimism regarding the global economy over the near term, we also remain cautious due to concerns over the massive, unprecedented monetary policy being used to support current growth and the unanticipated consequences these policies might have.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

European Equity Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 18.51%, underperforming the MSCI Europe Index (the "Index"), which returned 19.12%. For the same period, the Portfolio's Class Y shares returned 18.16%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On an industry level, stock selection in and an overweight allocation to banks were favorable to performance. Holdings in two French banks and a U.K. bank rallied in the second half of the year following comments by ECB President Mario Draghi that he would do whatever it takes to preserve the euro. Both stock selection and an overweight allocation to software and services were additive as well. Here, a holding in a Spanish company, which is the world's leading transaction processor for the travel industry, drove gains. The stock has attractive valuations, in our view, and has demonstrated low sensitivity to the global economic cycle. Also bolstering returns were stock selection in capital goods, an overweight allocation to insurance and an underweight allocation to telecommunications.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	18.51%	–3.42%	7.18%	8.56%
Class Y	18.16%	–3.66%	6.90%	1.21%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

However, stock selection in food, beverage and tobacco and in materials was detrimental to performance, as was stock selection in and an overweight allocation to energy. Within these industries, positions that underperformed included a U.K. natural gas company that issued a profit warning when its production growth came in lower than expected, a global mining company based in the U.K. with high exposure to political risk in South Africa as well as a CEO who resigned during the year (the position was sold), and a U.K. supermarket chain that continued to lose market share (the position was sold). In addition, an underweight allocation to consumer durables and apparel hurt returns.

On a country level, key contributors to performance included stock selection in France, both stock selection in and an underweight allocation to Spain, and both stock selection in and an overweight allocation to Germany. In addition, stock selection in Finland boosted performance. The main detractors from performance included stock selection in the United Kingdom, Sweden and Switzerland.

On aggregate, recent economic data were relatively positive, especially in the second half of 2012. In the U.S., both consumer confidence and non-farm payrolls improved. In addition, housing data continued to be robust and the third quarter GDP growth rate was revised upward to 2.7% from 2.0%. In Europe, the ECB cut interests rate to a record 0.75% and economic activity appears to be stabilizing.

Despite European equities' recent strong performance, the bar for potential growth surprise in Europe is set very low. We believe the bulk of equities' advance over the past six months was explained by the re-rating of price-to-earnings multiples. Financials were the best performing sector in the second half of the year. Nevertheless, banks are still the least liked sector by sell-side analysts and investors. We remain overweight financials in the Portfolio, as we believe that the current valuations for financial stocks owned in the Portfolio remain compelling.

We believe that the positive tone in the markets is likely to continue in the near term, supported by improvement in global activity momentum. Structural adjustments in peripheral Europe are taking place. For example, for the first time in 14 years Spain's current account has moved into a surplus recently, from a deficit of €18 billion in 2008. Spanish exports have grown 6% in the past 12 months alone, ahead of Germany's.

We continue to have a positive stance on the European equity asset class. Our main reasons include the reduced "tail risks" (or, an extreme level of risk) of a financial crisis, now that the ECB has assumed the role of buyer of last resort. This appears to have broken the vicious spiral that had engulfed peripheral bond markets. Moreover, European valuations are attractive by our measures, and earnings have fallen 22% since 2011 and are 40% below the 2008 peak. By contrast, U.S. earnings are currently at all-time highs.

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Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Finally, despite strong performance in 2012, the euro zone remains out of favor with investors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 12.37%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 15.21%. For the same period, the Portfolio's Class Y shares returned 12.09%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The technology sector was the largest relative detractor during the period due to unfavorable stock selection. Exposure to an online deals provider was the most detrimental to performance within the sector. Stock selection and a slight overweight to the materials and processing sector hampered relative results. Holdings in two rare earths miners hurt performance. Stock selection in the energy sector also dampened returns, although an underweight in the sector helped slightly.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	12.37%	3.74%	9.21%	10.77%
Class Y	12.09%	3.48%	8.94%	2.08%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Positive contributions came from stock selection in health care, where all three of the Portfolio's holdings performed well. An underweight in the consumer staples sector was also beneficial to relative returns. Stock selection in the consumer discretionary sector was another area of strength, despite the modestly dampening effect of the Portfolio's underweight in the sector. Within the sector, gains were led by a holding in an online retailer.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Aggressive Equity Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of 11.85%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 15.21%. For the same period, the Portfolio's Class Y shares returned 11.62%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The technology sector was the largest relative detractor during the period due to unfavorable stock selection. Exposure to an online deals provider was the most detrimental to performance within the sector. Stock selection and a slight overweight to the materials and processing sector hampered relative results. Holdings in two rare earths miners hurt performance. Stock selection in the energy sector also dampened returns, although an underweight in the sector helped slightly.

Positive contributions came from stock selection in health care, where all of the Portfolio's holdings performed well. An underweight in the consumer staples sector was also beneficial to relative returns. Stock selection in the consumer discretionary sector was another area of strength, despite the modestly dampening effect of the Portfolio's underweight in

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	11.85%	2.51%	9.84%	5.33%
Class Y	11.62%	2.26%	9.57%	2.35%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

the sector. Within the sector, gains were led by a holding in an online retailer.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the 12-month period ended December 31, 2012, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of 6.91%, underperforming the S&P 500® Index (the "Index"), which returned 16.00%, and outperforming the Barclays Capital U.S. Government/Credit Index, which returned 4.82%. For the same period, the Portfolio's Class Y shares returned 6.68%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the period under review, the Portfolio held a majority of its assets in U.S. large capitalization equities (between 55% and 65% throughout the year), a quarter of its assets in U.S. fixed income instruments and the balance in cash equivalents. At period-end, the Portfolio's asset allocation (as a percentage of total Portfolio assets) stood at approximately 58% equities, 24% fixed income and 18% cash equivalents.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	6.91%	–0.88%	6.08%	7.44%
Class Y	6.68%	–1.13%	5.82%	2.81%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

The Portfolio's underperformance relative to the Index during the period was driven by an overweight cash position and a modest overweight in large-capitalization stocks, relative to mid- and small-capitalization equities. Sector and style selection also detracted from performance, due to overweights in consumer staples, industrials and dividend-paying stocks. In contrast, the Portfolio's fixed income exposure was accretive to performance during the year, as was the sector selection within the bond portfolio overall.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2012 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; administration fees; distribution and service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/12 – 12/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Expenses Paid During Period" are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 9 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2012 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.81	$1.48
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.81	$1.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.29% and 0.29% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (1.45% return)	$1,000.00	$1,014.50	$3.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.72	$3.46
Class Y
Actual (1.32% return)	$1,000.00	$1,013.20	$4.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.46	$4.72

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.68% and 0.93% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (7.07% return)	$1,000.00	$1,070.70	$3.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.02	$3.15
Class Y
Actual (7.00% return)	$1,000.00	$1,070.00	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.76	$4.42

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.62% and 0.87% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2012 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (10.86% return)	$1,000.00	$1,108.60	$4.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual (10.76% return)	$1,000.00	$1,107.60	$6.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.90% and 1.15% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (15.01% return)	$1,000.00	$1,150.10	$5.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.08
Class Y
Actual (14.83% return)	$1,000.00	$1,148.30	$6.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.34

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.24% and 1.49% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (2.29% return)	$1,000.00	$1,022.90	$3.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.23	$3.01
Class Y
Actual (2.17% return)	$1,000.00	$1,021.70	$4.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.59% and 0.84% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2012 (unaudited) continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (1.87% return)	$1,000.00	$1,018.70	$7.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$7.22
Class Y
Actual (1.75% return)	$1,000.00	$1,017.50	$8.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.79	$8.49

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.42% and 1.67% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (2.39% return)	$1,000.00	$1,023.90	$3.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.67	$3.51
Class Y
Actual (2.29% return)	$1,000.00	$1,022.90	$4.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.41	$4.77

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.69% and 0.94% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.71% and 0.96% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2012

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (48.7%)
$5,000	Bank of Nova Scotia, (dated 12/31/12; proceeds $5,000,050; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.88% due 06/30/15; valued at $5,100,055)	0.18%		01/02/13	$5,000,000
5,000	Bank of Nova Scotia, (dated 12/31/12; proceeds $5,000,056; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.88% due 10/31/17; valued at $5,100,007)	0.20		01/02/13	5,000,000
3,000	Barclays Capital, Inc., (dated 12/26/12; proceeds $3,000,082; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.13% due 11/30/14; valued at $3,060,076)	0.14		01/02/13	3,000,000
1,000	BNP Paribas Securities Corp., (dated 12/28/12; proceeds $1,000,019; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% due 06/01/24 - 05/01/40; Federal National Mortgage Association 5.00% - 6.00% due 09/01/19 - 09/01/21 valued at $1,030,000)	0.10		01/04/13	1,000,000
1,000	BNP Paribas Securities Corp., (dated 12/06/12; proceeds $1,001,006; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 5.50% due 04/01/36 - 01/01/40; valued at $1,030,001) (Demand 01/07/13)	0.20	(a)	06/05/13	1,000,000
1,500	BNP Paribas Securities Corp., (dated 10/24/12; proceeds $1,501,593; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.35% - 4.50% due 05/01/27 - 12/01/41; valued at $1,545,000) (Demand 01/07/13)	0.21	(a)	04/24/13	1,500,000
1,000	BNP Paribas Securities Corp., (dated 12/04/12; proceeds $1,001,056; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.50% - 4.85% due 08/01/38 - 02/01/41; Government National Mortgage Association 3.00% due 10/20/42; valued at $1,030,000) (Demand 01/07/13)	0.21	(a)	06/03/13	1,000,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$11,715	BNP Paribas Securities Corp., (dated 12/31/12; proceeds $11,715,143; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 2.42% - 7.50% due 02/15/18 - 05/15/54; valued at $12,066,450)	0.22%	01/02/13	$11,715,000
15,000	Mizuho Securities USA, Inc., (dated 12/31/12; proceeds $15,000,233; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 08/15/40; valued at $15,458,592)	0.28	01/02/13	15,000,000
	Total Repurchase Agreements (Cost $44,215,000)			44,215,000
	Commercial Paper (25.4%)
	Automobiles (4.9%)
2,750	American Honda Finance Corp.	0.15	01/25/13	2,749,725
1,750	Toyota Motor Credit Corp.	0.17 - 0.25	01/04/13 - 02/13/13	1,749,764
				4,499,489
	Food & Beverage (0.7%)
650	Coca-Cola Co. (b)	0.26 - 0.27	05/01/13 - 05/14/13	649,403
	International Banks (19.8%)
500	ABN Amro Funding USA LLC (b)	0.31	02/01/13	499,867
4,000	Credit Suisse NY	0.26	04/05/13	3,997,284
500	DBS Bank Ltd. (b)	0.45	01/14/13	499,921
3,200	Nordea North America, Inc.	0.30 - 0.41	01/18/13 - 06/12/13	3,198,011
4,000	NRW Bank (b)	0.21 - 0.22	01/09/13 - 02/01/13	3,999,398
500	Oversea Chinese Banking	0.48	01/02/13	499,993
4,000	Rabobank USA Financial Corp.	0.38 - 0.52	02/01/13 - 04/05/13	3,997,422
875	Svenska Handelsbanken AB (b)	0.30	05/01/13	874,125
400	Westpac Securities NZ Ltd. (b)	0.30	05/17/13	399,547
				17,965,568
	Total Commercial Paper (Cost $23,114,460)			23,114,460
	Certificates of Deposit (5.0%)
	International Banks
700	Bank of Montreal	0.30	05/09/13 - 05/13/13	700,000
2,900	Sumitomo Mitsui Banking Corp.	0.26	03/14/13 - 04/05/13	2,899,973
1,000	Svenska Handelsbanken AB	0.31	06/05/13	1,000,021
	Total Certificates of Deposit (Cost $4,599,994)			4,599,994

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE(a)	DEMAND DATE(c)	MATURITY DATE	VALUE
	Floating Rate Notes (15.8%)
	International Banks
$3,000	Bank of Nova Scotia	0.31 - 0.40%	01/02/13 - 01/28/13	04/26/13 - 07/02/13	$2,999,937
3,000	Deutsche Bank AG	0.71	03/15/13	03/15/13	3,000,000
1,800	National Australia Bank	0.31	02/11/13	08/09/13	1,800,000
1,000	Royal Bank of Canada	0.40	01/11/13	07/11/13	1,000,000
3,270	Toronto Dominion Bank	0.31 - 0.32	01/22/13 - 03/13/13	07/26/13 - 10/21/13	3,270,000
2,250	Westpac Banking Corp. (b)	0.31 - 0.40	01/03/13 - 02/27/13	04/03/13 - 08/27/13	2,249,944
	Total Floating Rate Notes (Cost $14,319,881)				14,319,881
	Tax-Exempt Instruments (5.0%)
	Weekly Variable Rate Bond (3.3%)
3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E	0.15	01/07/13	10/01/48	3,000,000
		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bond (1.7%)
1,500	California, Ser 2012-13 A-2 RANs, dtd, 08/23/12	2.50%	0.43%	06/20/13	1,514,410
	Total Tax-Exempt Instruments (Cost $4,514,410)				4,514,410
	Total Investments (Cost $90,763,745)			99.9%	90,763,745
	Other Assets in Excess of Liabilities			0.1	68,952
	Net Assets			100.0%	$90,832,697

  RANs  Revenue Anticipation Notes.

  (a)  Rate shown is the rate in effect at December 31, 2012.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Date of next interest rate reset.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2012 continued

SUMMARY OF INVESTMENTS

MATURITY SCHEDULE†

1 - 30 Days	68.4%
31 - 60 Days	10.8
61 - 90 Days	5.4
91 - 120 Days	8.4
121 + Days	7.0
100.0%

  †  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (61.5%)
	Basic Materials (2.4%)
$190	ArcelorMittal (Luxembourg)	9.50%	02/15/15	$211,541
230	Barrick Gold Corp. (Canada)	1.75	05/30/14	233,294
85	Ecolab, Inc.	1.00	08/09/15	85,292
115	Ecolab, Inc.	3.00	12/08/16	122,326
260	Kinross Gold Corp. (Canada)	3.625	09/01/16	264,763
260	Xstrata Finance Canada Ltd. (Canada) (a)	1.80	10/23/15	261,590
				1,178,806
	Communications (5.6%)
250	Amazon.com, Inc.	1.20	11/29/17	248,921
375	AT&T, Inc.	2.50	08/15/15	391,215
300	Comcast Corp.	6.50	01/15/15	334,445
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	234,998
290	NBC Universal Media LLC	2.10	04/01/14	295,399
145	News America, Inc.	5.30	12/15/14	157,670
175	Time Warner Cable, Inc.	6.75	07/01/18	218,866
225	Verizon Communications, Inc.	1.10	11/01/17	224,252
350	Viacom, Inc.	4.375	09/15/14	370,983
275	Vodafone Group PLC (United Kingdom)	1.25	09/26/17	274,483
				2,751,232
	Consumer, Cyclical (2.8%)
305	Best Buy Co., Inc.	3.75	03/15/16	286,700
280	Daimler Finance North America LLC (a)	1.875	09/15/14	284,709
220	Home Depot, Inc.	5.40	03/01/16	251,517
430	Volkswagen International Finance N.V. (Germany) (a)	1.625	03/22/15	436,103
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	141,422
				1,400,451
	Consumer, Non-Cyclical (11.9%)
255	AbbVie, Inc. (a)	1.20	11/06/15	256,883
265	AbbVie, Inc. (a)	1.75	11/06/17	268,193
250	Altria Group, Inc.	4.125	09/11/15	271,536
150	Amgen, Inc.	2.50	11/15/16	157,747
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	176,403
205	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.375	11/15/14	222,636
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	285,990
200	BAT International Finance PLC (United Kingdom) (a)	1.40	06/05/15	202,989

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$260	Bunge Ltd. Finance Corp.	5.35%	04/15/14	$273,675
430	Coca-Cola Co. (The)	0.75	03/13/15	433,511
100	Covidien International Finance SA	1.35	05/29/15	101,413
275	Diageo Capital PLC (United Kingdom)	1.50	05/11/17	279,182
210	Experian Finance PLC (United Kingdom) (a)	2.375	06/15/17	213,867
15	Express Scripts Holding Co. (a)	2.65	02/15/17	15,606
200	Express Scripts Holding Co. (a)	2.75	11/21/14	206,414
350	Gilead Sciences, Inc.	3.05	12/01/16	375,206
120	GlaxoSmithKline Capital PLC (United Kingdom)	0.75	05/08/15	120,656
75	Kellogg Co.	1.125	05/15/15	75,772
250	Kraft Foods Group, Inc. (a)	2.25	06/05/17	258,851
225	Kroger Co. (The)	7.50	01/15/14	240,735
370	McKesson Corp.	3.25	03/01/16	396,904
175	PepsiCo, Inc.	0.75	03/05/15	175,724
250	Stryker Corp.	2.00	09/30/16	260,555
200	Takeda Pharmaceutical Co., Ltd. (Japan) (a)	1.031	03/17/15	200,901
85	UnitedHealth Group, Inc.	1.40	10/15/17	85,231
55	UnitedHealth Group, Inc.	2.75	02/15/23	55,614
240	WellPoint, Inc.	1.875	01/15/18	243,272
				5,855,466
	Diversified (0.4%)
200	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625	06/29/17	203,519
	Energy (3.0%)
115	Enterprise Products Operating LLC	1.25	08/13/15	115,780
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	246,237
380	Marathon Petroleum Corp.	3.50	03/01/16	404,817
275	Phillips 66 (a)	1.95	03/05/15	280,742
305	Spectra Energy Capital LLC	5.90	09/15/13	315,694
100	TransCanada PipeLines Ltd. (Canada)	0.875	03/02/15	100,620
				1,463,890
	Finance (28.7%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	275,769
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	260,412
110	Aflac, Inc.	3.45	08/15/15	117,456
475	American Express Co.	7.25	05/20/14	517,071
260	American International Group, Inc.	3.65	01/15/14	267,084
325	Banco Bradesco SA (Brazil)	4.50	01/12/17	346,938

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$620	Bank of America Corp., Series 1	3.75%	07/12/16	$663,284
195	Bank of Montreal (Canada)	1.40	09/11/17	195,963
300	Barclays Bank PLC (United Kingdom)	5.20	07/10/14	319,323
315	BNP Paribas SA (France)	2.375	09/14/17	319,873
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	218,512
150	Canadian Imperial Bank of Commerce (Canada)	0.90	10/01/15	150,749
300	Capital One Financial Corp.	7.375	05/23/14	326,458
405	Citigroup, Inc. (See Note 6)	4.45	01/10/17	449,075
250	Commonwealth Bank of Australia (Australia)	1.95	03/16/15	256,674
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	123,660
250	Credit Agricole SA (France) (a)	3.00	10/01/17	256,297
340	Credit Suisse (Switzerland)	5.50	05/01/14	361,875
355	Deutsche Bank AG (Germany)	2.375	01/11/13	355,176
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	218,555
975	General Electric Capital Corp.	2.95	05/09/16	1,027,856
300	Genworth Life Institutional Funding Trust (a)	5.875	05/03/13	304,592
425	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	450,202
200	HCP, Inc.	2.70	02/01/14	203,644
350	HSBC Finance Corp.	5.25	04/15/15	379,708
255	Hyundai Capital America (a)	2.125	10/02/17	257,115
200	ING Bank N.V. (Netherlands) (a)	3.75	03/07/17	212,760
425	JPMorgan Chase & Co.	1.875	03/20/15	432,876
135	JPMorgan Chase & Co.	3.15	07/05/16	143,145
230	Macquarie Group Ltd. (Australia) (a)	7.30	08/01/14	248,197
200	Metropolitan Life Global Funding I (See Note 6) (a)	1.70	06/29/15	204,282
325	Metropolitan Life Global Funding I (See Note 6) (a)	2.00	01/10/14	329,730
350	Monumental Global Funding III (a)	5.25	01/15/14	365,548
250	National Australia Bank Ltd. (Australia)	2.00	03/09/15	256,117
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	285,665
30	Nissan Motor Acceptance Corp. (Japan) (a)	3.25	01/30/13	30,050
200	Nordea Bank AB (Sweden) (a)	2.25	03/20/15	204,978
250	Principal Financial Group, Inc.	1.85	11/15/17	251,614
320	Prudential Financial, Inc., MTN	4.75	09/17/15	350,992
170	Royal Bank of Scotland Group PLC (United Kingdom)	2.55	09/18/15	174,093
40	Santander Holdings USA, Inc.	3.00	09/24/15	40,760
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	316,950

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$250	Toyota Motor Credit Corp. (Japan)	0.875%	07/17/15	$251,187
365	UBS AG (Switzerland)	3.875	01/15/15	385,871
330	US Bancorp	2.20	11/15/16	344,142
470	Wells Fargo & Co.	3.676	06/15/16	508,533
200	Westpac Banking Corp. (Australia) (a)	1.375	07/17/15	203,087
				14,163,898
	Industrials (1.7%)
200	BAA Funding Ltd. (United Kingdom) (a)	2.50	06/25/15	206,696
90	Danaher Corp.	1.30	06/23/14	91,020
50	Precision Castparts Corp.	0.70	12/20/15	50,079
215	Turlock Corp. (a)	1.50	11/02/17	215,690
250	Waste Management, Inc.	2.60	09/01/16	262,121
				825,606
	Technology (1.3%)
160	Applied Materials, Inc.	2.65	06/15/16	168,422
285	Hewlett-Packard Co.	3.30	12/09/16	290,365
200	Intel Corp.	1.35	12/15/17	200,181
				658,968
	Utilities (3.7%)
300	Commonwealth Edison Co.	1.625	01/15/14	303,309
350	Enel Finance International N.V. (Italy) (a)	3.875	10/07/14	360,518
215	FirstEnergy Solutions Corp.	4.80	02/15/15	231,004
225	GDF Suez (France) (a)	1.625	10/10/17	225,204
125	Georgia Power Co.	0.75	08/10/15	125,432
265	NextEra Energy Capital Holdings, Inc.	5.35	06/15/13	270,473
320	Sempra Energy	2.00	03/15/14	324,938
				1,840,878
	Total Corporate Bonds (Cost $29,379,312)			30,342,714
	U.S. Treasury Securities (16.5%)
	U.S. Treasury Notes
2,063		0.375	11/15/15	2,065,257
1,200		0.875	04/30/17	1,214,906
1,338		1.25	10/31/15	1,372,182
3,275		2.25	03/31/16	3,470,734
	Total U.S. Treasury Securities (Cost $8,129,271)			8,123,079

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (12.2%)
$200	Ally Auto Receivables Trust Series 2012-SN1	0.57%		08/20/15	$200,274
	Ally Master Owner Trust
100	(a)	1.959	(b)	01/15/15	100,069
200		2.15		01/15/16	203,315
225	(a)	2.88		04/15/15	226,556
800	American Express Credit Account Master Trust	1.459	(b)	03/15/17	816,180
	CarMax Auto Owner Trust
180		0.52		07/17/17	180,016
162		1.29		09/15/15	163,233
	Chase Issuance Trust
425		0.54		10/16/17	424,847
573		0.59		08/15/17	573,267
169	CNH Equipment Trust	1.17		05/15/15	169,582
115	Ford Credit Auto Lease Trust	0.57		09/15/15	115,143
375	Ford Credit Floorplan Master Owner Trust (a)	4.20		02/15/17	402,806
	GE Dealer Floorplan Master Note Trust
275		0.701	(b)	06/20/17	276,388
330		0.811	(b)	07/20/16	331,890
64	GE Equipment Midticket LLC, Series 2010-1 (a)	0.94		07/14/14	64,052
233	Harley-Davidson Motorcycle Trust, Series 2010-1	1.16		02/15/15	233,277
296	Hyundai Auto Lease Securitization Trust, Series 2011-A (a)	1.02		08/15/14	297,149
145	Hyundai Auto Receivables Trust, Series 2010-A A3	1.50		10/15/14	145,092
80	Macquarie Equipment Funding Trust (a)	1.21		09/20/13	80,047
147	MMCA Auto Owner Trust 2011-A (a)	1.22		01/15/15	147,288
144	Nissan Auto Lease Trust, Series 2010-B	1.12		12/15/13	143,782
200	Nissan Master Owner Trust Receivables (a)	1.359	(b)	01/15/15	200,082
	North Carolina State Education Assistance Authority
123		0.765	(b)	01/25/21	123,414
225		1.115	(b)	07/25/25	225,938
100	Panhandle-Plains Higher Education Authority, Inc.	1.31	(b)	07/01/24	101,123
23	Toyota Auto Receivables Owner Trust, Series 2010-A	1.27		12/16/13	23,119
60	World Omni Automobile Lease Securitization Trust	0.93		11/16/15	60,393
	Total Asset-Backed Securities (Cost $5,976,510)				6,028,322

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (3.8%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$68		2.778%		07/01/36	$72,083
208		2.863		07/01/38	221,554
52		5.322		01/01/38	54,814
	Federal National Mortgage Association, Conventional Pools:
233		2.332		05/01/35	247,496
276		2.762		09/01/38	294,147
430		2.845		04/01/38	461,195
312		3.054		10/01/39	334,306
	Government National Mortgage Association, Various Pools:
184		4.00		11/20/39 - 02/20/40	192,688
	Total Agency Adjustable Rate Mortgages (Cost $1,879,510)				1,878,283
	Agency Fixed Rate Mortgages (0.6%)
	Federal National Mortgage Association, Conventional Pools:
142		6.50		01/01/32 - 11/01/33	166,060
113		7.00		08/01/29 - 06/01/32	135,205
	Total Agency Fixed Rate Mortgages (Cost $266,789)				301,265
	Collateralized Mortgage Obligations - Agency Collateral Series (0.9%)
253	Federal Home Loan Mortgage Corporation, REMIC	7.50		09/15/29	298,893
125	Federal National Mortgage Association	0.953		11/25/15	126,361
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $397,328)				425,254
	Municipal Bond (0.6%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.308	(b)	06/15/13	300,642
	Sovereign (0.4%)
200	Qatar Government International Bond (Qatar) (Cost $211,500) (a)	4.00		01/20/15	211,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (3.0%)
	U.S. Treasury Security (0.1%)
$75	U.S. Treasury Bill (Cost $74,986) (c)(d)	0.129%	02/21/13	$74,986
NUMBER OF SHARES (000)
	Investment Company (2.9%)
1,439	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,439,331)			1,439,331
	Total Short-Term Investments (Cost $1,514,317)			1,514,317
	Total Investments (Cost $48,054,537) (e)		99.5%	49,124,876
	Other Assets in Excess of Liabilities		0.5	238,899
	Net Assets		100.0%	$49,363,775

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

  (c)  Rate shown is the yield to maturity at December 31, 2012.

  (d)  All or a portion of this security has been physically segregated in connection with open futures contracts.

  (e)  Securities are available for collateral in connection with futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
37	Long	U.S. Treasury 2 yr. Note, Mar-13	$8,157,344	$1,500
83	Long	U.S. Treasury 5 yr. Note, Mar-13	10,326,367	(13,261)
2	Short	U.S. Treasury 10 yr. Note, Mar-13	(265,563)	891
Net Unrealized Depreciation				$(10,870)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2012 (continued)

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	$3,880	3 Month LIBOR	Receive	0.37%	10/05/14	$(889)
Barclays Capital	1,060	3 Month LIBOR	Receive	0.81	09/24/17	(3,725)
Credit Suisse	3,330	3 Month LIBOR	Receive	0.39	09/25/14	(5,301)
Credit Suisse	1,590	3 Month LIBOR	Receive	0.82	09/13/17	(6,704)
Deutsche Bank	2,280	3 Month LIBOR	Receive	0.43	12/11/15	2,740
Deutsche Bank	2,760	3 Month LIBOR	Receive	0.82	07/24/17	(17,389)
Net Unrealized Depreciation						$(31,268)

  LIBOR  London Interbank Offered Rate.

LONG TERM CREDIT ANALYSIS+
AAA	12.6%
AA	33.8
A	34.2
BBB	16.1
BB	0.4
Not Rated	2.9
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $18,749,274 with net unrealized depreciation of $10,870. Also does not include open swap agreements with net unrealized depreciation of $31,268.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (94.2%)
		Basic Materials (6.2%)
	$545	ArcelorMittal (Luxembourg)	10.35%	06/01/19	$654,448
EUR	811	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	233,678
	$540	Barrick Gold Corp. (Canada)	3.85	04/01/22	572,719
	1,570	CF Industries, Inc.	6.875	05/01/18	1,920,132
	390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	398,775
	540	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	561,600
	595	Georgia-Pacific LLC	8.875	05/15/31	894,540
	203	Goldcorp, Inc. (Canada)	2.00	08/01/14	224,949
	535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	562,994
	580	Kinross Gold Corp. (Canada)	5.125	09/01/21	596,103
	545	Lubrizol Corp.	8.875	02/01/19	761,412
	1,000	MeadWestvaco Corp.	7.375	09/01/19	1,256,062
	550	NewMarket Corp. (a)	4.10	12/15/22	560,771
	290	Syngenta Finance N.V. (Switzerland)	4.375	03/28/42	318,236
	280	Teck Resources Ltd. (Canada)	6.25	07/15/41	330,542
	572	Tronox Finance LLC (a)	6.375	08/15/20	579,865
	195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	242,693
	210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	264,349
	550	Xstrata Finance Canada Ltd. (Canada) (a)	4.00	10/25/22	557,068
					11,490,936
		Communications (10.9%)
	426	America Movil SAB de CV (Mexico)	3.125	07/16/22	434,072
	1,100	AT&T, Inc.	5.35	09/01/40	1,285,935
	875	AT&T, Inc.	6.30	01/15/38	1,125,884
	575	British Sky Broadcasting Group PLC (United Kingdom) (a)	3.125	11/26/22	574,211
	310	Cablevision Systems Corp.	7.75	04/15/18	346,425
	450	CC Holdings GS V LLC (a)	3.849	04/15/23	458,758
	325	CenturyLink, Inc., Series Q	6.15	09/15/19	357,253
	655	CenturyLink, Inc., Series S	6.45	06/15/21	724,967
	920	Comcast Corp.	6.40	05/15/38	1,179,616
	195	CSC Holdings LLC (a)	6.75	11/15/21	217,181
	315	Deutsche Telekom International Finance BV (Germany)	6.75	08/20/18	391,615
	300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	450,657
	825	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	852,765

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$575	DISH DBS Corp.	5.875%	07/15/22	$621,000
225	NBC Universal Media LLC	2.875	01/15/23	226,447
1,045	NBC Universal Media LLC	4.375	04/01/21	1,175,949
200	News America, Inc.	6.40	12/15/35	249,086
575	Omnicom Group, Inc.	3.625	05/01/22	600,174
263	Priceline.com, Inc. (a)	1.00	03/15/18	282,232
900	Qtel International Finance Ltd. (Qatar) (a)	3.25	02/21/23	901,350
260	Qwest Corp.	6.875	09/15/33	262,600
320	SK Telecom Co., Ltd. (Korea, Republic of) (a)	2.125	05/01/18	322,550
350	Symantec Corp., Series B	1.00	06/15/13	377,344
655	Telecom Italia Capital SA (Italy)	7.175	06/18/19	763,403
375	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	390,492
580	Telefonica Europe BV (Spain)	8.25	09/15/30	689,475
490	Time Warner Cable, Inc.	4.50	09/15/42	479,803
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,500,796
610	Time Warner, Inc.	6.50	11/15/36	765,566
760	Time Warner, Inc.	7.70	05/01/32	1,065,672
785	Verizon Communications, Inc.	3.85	11/01/42	775,495
150	Verizon Communications, Inc.	6.40	02/15/38	203,805
				20,052,578
	Consumer, Cyclical (4.4%)
715	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	782,925
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	616,485
425	Exide Technologies	8.625	02/01/18	362,312
925	Gap, Inc. (The)	5.95	04/12/21	1,059,994
208	International Game Technology	3.25	05/01/14	218,010
720	Macy's Retail Holdings, Inc.	3.875	01/15/22	768,858
800	McDonald's Corp.	2.625	01/15/22	823,008
620	QVC, Inc. (a)	7.125	04/15/17	650,231
565	Volkswagen International Finance N.V. (Germany) (a)	2.375	03/22/17	582,522
780	Wyndham Worldwide Corp.	4.25	03/01/22	806,854
265	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	303,425
840	Yum! Brands, Inc.	6.875	11/15/37	1,150,920
				8,125,544
	Consumer, Non-Cyclical (10.2%)
695	AbbVie, Inc. (a)	4.40	11/06/42	742,019
765	Aetna, Inc.	2.75	11/15/22	760,331
125	Aetna, Inc.	4.125	11/15/42	124,482
400	Albea Beauty Holdings SA (a)	8.375	11/01/19	424,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$1,520	Amgen, Inc.	3.875%	11/15/21	$1,672,322
795	Boston Scientific Corp.	6.00	01/15/20	928,686
720	Cigna Corp.	5.375	02/15/42	841,545
723	Delhaize Group SA (Belgium)	5.70	10/01/40	679,965
475	Diageo Investment Corp. (United Kingdom)	2.875	05/11/22	491,336
845	Experian Finance PLC (United Kingdom) (a)	2.375	06/15/17	860,558
690	Express Scripts Holding Co. (a)	2.65	02/15/17	717,878
855	Express Scripts Holding Co. (a)	3.90	02/15/22	923,684
605	Gilead Sciences, Inc.	4.50	04/01/21	692,635
490	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	558,026
279	Jarden Corp. (a)	1.875	09/15/18	283,708
1,100	Kraft Foods Group, Inc. (a)	6.875	01/26/39	1,486,174
415	Life Technologies Corp.	6.00	03/01/20	492,587
500	PepsiCo, Inc.	2.75	03/05/22	514,696
600	Philip Morris International, Inc.	4.50	03/20/42	654,775
550	SABMiller Holdings, Inc. (a)	3.75	01/15/22	595,052
305	SABMiller Holdings, Inc. (a)	4.95	01/15/42	347,128
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	906,000
260	Smithfield Foods, Inc.	4.00	06/30/13	275,763
230	Teva Pharmaceutical Finance Co. BV (Israel)	2.95	12/18/22	233,159
665	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	713,056
330	UnitedHealth Group, Inc.	1.40	10/15/17	330,898
205	UnitedHealth Group, Inc.	2.75	02/15/23	207,289
630	Verisk Analytics, Inc.	5.80	05/01/21	707,189
280	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	316,225
281	WellPoint, Inc. (a)	2.75	10/15/42	303,656
				18,784,822
	Energy (7.4%)
160	Access Midstream Partners LP/ACMP Finance Corp.	4.875	05/15/23	162,600
1,075	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	1,134,807
450	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	581,789
225	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	265,232
550	Canadian Oil Sands Ltd. (Canada) (a)	7.75	05/15/19	701,787
420	Continental Resources, Inc.	7.125	04/01/21	476,700
275	Enterprise Products Operating LLC	5.25	01/31/20	327,270
850	Enterprise Products Operating LLC	5.95	02/01/41	1,030,002
395	FMC Technologies, Inc.	3.45	10/01/22	403,968
500	Halliburton Co.	4.50	11/15/41	560,516
200	Lukoil International Finance BV (Russia)	2.625	06/16/15	227,200
225	Marathon Petroleum Corp.	5.125	03/01/21	265,240
See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$375	Marathon Petroleum Corp.	6.50%	03/01/41	$476,858
	900	Murphy Oil Corp.	3.70	12/01/22	898,421
	925	Phillips 66 (a)	4.30	04/01/22	1,035,609
	675	Pioneer Natural Resources Co.	3.95	07/15/22	708,692
	670	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	858,881
	675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	919,460
	355	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(b)	2.75	05/17/17	369,001
	225	Spectra Energy Capital LLC	8.00	10/01/19	297,560
	170	Tesoro Corp.	5.375	10/01/22	181,900
	700	Valero Energy Corp.	6.125	02/01/20	852,446
	650	Weatherford International Ltd.	4.50	04/15/22	691,102
	225	Williams Cos., Inc. (The)	3.70	01/15/23	227,421
					13,654,462
		Finance (38.2%)
EUR	200	Aabar Investments PJSC (Germany)	4.00	05/27/16	270,326
	$390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00	06/15/21	432,224
	630	ABN Amro Bank N.V. (Netherlands) (a)	4.25	02/02/17	688,725
	1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,227,252
	264	Affiliated Managers Group, Inc.	3.95	08/15/38	293,700
	475	Alexandria Real Estate Equities, Inc.	4.60	04/01/22	510,799
	650	Ally Financial, Inc.	5.50	02/15/17	698,552
	1,285	American Financial Group, Inc.	9.875	06/15/19	1,670,334
	720	American International Group, Inc.	6.40	12/15/20	894,815
	175	Ares Capital Corp. (a)	5.75	02/01/16	188,781
	400	AvalonBay Communities, Inc.	2.95	09/15/22	399,286
	444	Banco Santander Brasil SA (Brazil) (a)	4.25	01/14/16	462,870
	725	Banco Santander Brasil SA (Brazil) (a)	4.625	02/13/17	770,312
	970	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) (a)	4.125	11/09/22	989,400
	990	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	1,046,925
	1,930	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	2,144,502
	610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	688,533
	300	Billion Express Investments Ltd. (China) (b)	0.75	10/18/15	318,075
	540	BNP Paribas SA (France)	5.00	01/15/21	607,515
	675	Boston Properties LP	3.85	02/01/23	710,530
	490	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	553,728

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$780	Capital One Bank, USA NA	8.80%		07/15/19	$1,057,586
800	Capital One Capital VI	8.875		05/15/40	800,000
1,735	Citigroup, Inc.(See Note 6)	5.875		05/29/37	2,095,151
700	CNA Financial Corp.	7.35		11/15/19	879,198
500	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.95		11/09/22	513,059
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(c)	02/08/22(d)	353,796
415	Credit Suisse (Switzerland)	5.40		01/14/20	467,312
280	Credit Suisse (Switzerland)	6.00		02/15/18	322,268
800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	861,378
425	Discover Bank	7.00		04/15/20	528,501
715	Discover Financial Services (a)	3.85		11/21/22	739,304
990	DNB Bank ASA (Norway) (a)	3.20		04/03/17	1,055,461
1,060	Ford Motor Credit Co., LLC	4.207		04/15/16	1,131,483
600	Ford Motor Credit Co., LLC	5.00		05/15/18	663,562
400	Ford Motor Credit Co., LLC	5.875		08/02/21	466,618
2,295	General Electric Capital Corp.	3.15		09/07/22	2,349,665
545	General Electric Capital Corp.	5.30		02/11/21	633,689
1,650	General Electric Capital Corp., Series G	6.00		08/07/19	2,010,136
1,195	Genworth Financial, Inc.	7.70		06/15/20	1,323,077
1,940	Goldman Sachs Group, Inc. (The)	5.75		01/24/22	2,297,647
815	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	958,530
900	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,023,244
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,081,039
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	676,372
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	698,186
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,811,094
185	HCP, Inc.	5.625		05/01/17	211,500
550	Health Care REIT, Inc.	3.75		03/15/23	552,181
485	HSBC Finance Corp.	6.676		01/15/21	576,309
440	HSBC Holdings PLC (United Kingdom)	4.00		03/30/22	482,679
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	883,718
575	ING Bank N.V. (Netherlands) (a)	3.75		03/07/17	611,685
600	ING US, Inc. (a)	5.50		07/15/22	652,342
3,245	JPMorgan Chase & Co.	4.50		01/24/22	3,677,792
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	763,973
555	Merrill Lynch & Co., Inc.	7.75		05/14/38	724,741
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	4,374,751
600	Metlife Capital Trust IV (See Note 6) (a)	7.875		12/15/37	741,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,315	Nationwide Building Society (United Kingdom) (a)	6.25%		02/25/20	$1,555,362
525	Nationwide Financial Services, Inc. (a)	5.375		03/25/21	561,999
1,100	Nordea Bank AB (Sweden) (a)	4.875		05/13/21	1,182,082
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	414,868
1,035	Post Apartment Homes LP	3.375		12/01/22	1,031,835
350	Principal Financial Group, Inc.	1.85		11/15/17	352,260
425	Principal Financial Group, Inc.	8.875		05/15/19	571,017
925	Protective Life Corp.	7.375		10/15/19	1,125,911
675	Prudential Financial, Inc.	5.625	(c)	06/15/43	702,877
135	Prudential Financial, Inc., MTN	6.625		12/01/37	168,764
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	803,382
575	Realty Income Corp.	3.25		10/15/22	564,044
195	Santander Holdings USA, Inc.	3.00		09/24/15	198,706
360	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	376,664
700	Santander US Debt SAU (Spain) (a)	3.724		01/20/15	703,522
495	SLM Corp., MTN	8.00		03/25/20	568,013
775	Societe Generale SA (France) (a)	5.20		04/15/21	860,415
885	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	1,039,140
250	Wachovia Bank NA	6.60		01/15/38	344,365
575	Weingarten Realty Investors	3.375		10/15/22	568,100
					70,310,537
	Industrials (7.6%)
522	Anixter, Inc.	5.625		05/01/19	552,015
1,060	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,158,852
540	Ball Corp.	7.375		09/01/19	603,450
500	Bemis Co., Inc.	4.50		10/15/21	542,713
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	575,700
1,000	Burlington Northern Santa Fe LLC	3.05		03/15/22	1,034,023
820	CRH America, Inc.	6.00		09/30/16	922,153
480	CRH America, Inc.	8.125		07/15/18	580,290
255	Deere & Co.	3.90		06/09/42	261,759
675	Eaton Corp. (a)	2.75		11/02/22	674,359
248	General Cable Corp.	4.50		11/15/29	268,770
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	619,050
950	Koninklijke Philips Electronics N.V. (Netherlands)	3.75		03/15/22	1,028,951
915	L-3 Communications Corp.	4.95		02/15/21	1,034,149
445	Lafarge SA (France) (a)	6.20		07/09/15	482,825
630	Odebrecht Finance Ltd. (Brazil) (a)	6.00		04/05/23	731,587

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$900	Schneider Electric SA (France) (a)	2.95%	09/27/22	$909,022
135	Sonoco Products Co.	4.375	11/01/21	145,023
470	Sonoco Products Co.	5.75	11/01/40	542,998
269	Trinity Industries, Inc.	3.875	06/01/36	302,121
525	United Technologies Corp.	4.50	06/01/42	585,837
525	Waste Management, Inc.	2.90	09/15/22	520,552
				14,076,199
	Technology (3.3%)
750	Dun & Bradstreet Corp. (The)	3.25	12/01/17	758,800
235	Hewlett-Packard Co.	2.60	09/15/17	229,178
895	Hewlett-Packard Co.	4.65	12/09/21	900,111
775	Intel Corp.	2.70	12/15/22	775,596
234	Intel Corp.	2.95	12/15/35	243,799
475	International Business Machines Corp.	1.875	05/15/19	482,844
255	Lam Research Corp.	1.25	05/15/18	253,247
185	Microsoft Corp. (a)	0.00	06/15/13	186,041
400	NetApp, Inc.	2.00	12/15/17	399,042
264	Nuance Communications, Inc.	2.75	11/01/31	287,925
1,175	Oracle Corp.	1.20	10/15/17	1,179,855
276	SanDisk Corp.	1.50	08/15/17	321,540
				6,017,978
	Utilities (6.0%)
775	Boston Gas Co. (a)	4.487	02/15/42	823,083
530	CEZ AS (Czech Republic) (a)	4.25	04/03/22	569,983
495	CMS Energy Corp.	5.05	03/15/22	554,136
280	CMS Energy Corp.	6.25	02/01/20	328,416
730	Consolidated Edison Co. of New York, Inc.	6.65	04/01/19	931,212
750	EDP Finance BV (Portugal) (a)	4.90	10/01/19	747,551
675	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	714,402
2,100	Exelon Generation Co., LLC	4.00	10/01/20	2,211,254
975	FirstEnergy Solutions Corp.	6.80	08/15/39	1,099,268
575	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	603,224
900	PPL WEM Holdings PLC (a)	3.90	05/01/16	948,489
590	Puget Energy, Inc.	6.50	12/15/20	665,806
870	TransAlta Corp. (Canada)	4.50	11/15/22	883,748
				11,080,572
	Total Corporate Bonds (Cost $157,781,898)			173,593,628

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Asset-Backed Securities (0.7%)
	CVS Pass-Through Trust
$993		6.036%	12/10/28	$1,163,796
112	(a)	8.353	07/10/31	155,391
	Total Asset-Backed Securities (Cost $1,105,466)			1,319,187
	Municipal Bond (0.4%)
600	State of California, General Obligation Bonds (Cost $603,036)	5.95	04/01/16	680,886
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pool (Cost $1,394)	6.50	12/01/28	1,577
NUMBER OF SHARES
	Convertible Preferred Stocks (0.5%)
	Diversified Financial Services (0.2%)
350	Bank of America Corp., Series L			397,250
	Electric Utilities (0.1%)
4,430	PPL Corp.			231,733
	Oil, Gas & Consumable Fuels (0.2%)
5,855	Apache Corp., Series D			267,574
	Total Convertible Preferred Stocks (Cost $867,225)			896,557
PRINCIPAL AMOUNT (000)
	Short-Term Investments (3.4%)
	U.S. Treasury Securities (0.1%)
	U.S. Treasury Bills
$35	(e)(f)	0.113	02/21/13	34,994
10	(e)(f)	0.117	02/21/13	9,998
10	(e)(f)	0.119	02/21/13	9,998
20	(e)(f)	0.12	02/21/13	19,997
20	(e)(f)	0.12	02/21/13	19,997

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$20	(e)(f)	0.122%	02/21/13	$19,997
25	(e)(f)	0.128	02/21/13	24,995
165	(e)(f)	0.129	02/21/13	164,970
	Total U.S. Treasury Securities (Cost $304,946)			304,946
NUMBER OF SHARES (000)
	Investment Company (3.3%)
6,041	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $6,041,017)			6,041,017
	Total Short-Term Investments (Cost $6,345,963)			6,345,963
	Total Investments (Cost $166,704,982) (g)		99.2%	182,837,798
	Other Assets in Excess of Liabilities		0.8	1,506,906
	Net Assets		100.0%	$184,344,704

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  REIT  Real Estate Investment Trust.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

  (d)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2012.

  (e)  All or a portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Rate shown is the yield to maturity at December 31, 2012.

  (g)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
Wells Fargo Bank	EUR	396,597	$518,547	01/10/13	$(4,972)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
142	Long	U.S. Treasury 2 yr. Note, Mar-13	$31,306,562	$6,297
242	Long	U.S. Treasury 5 yr. Note, Mar-13	30,108,203	(45,704)
74	Long	U.S. Treasury Ultra Long Bond, Mar-13	12,031,938	(219,110)
25	Short	U.S. Treasury 30 yr. Bond, Mar-13	(3,687,500)	44,930
282	Short	U.S. Treasury 10 yr. Note, Mar-13	(37,444,312)	133,884
Net Unrealized Depreciation				$(79,703)

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2012:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
JPMorgan Chase Bank CDX.NA. IG. 19	Sell	$1,975	1.00%	12/20/2017	$3,470	$1,569	$5,039	NR
JPMorgan Chase Bank Kohl's Corporate	Buy	1,975	1.00	12/20/2017	62,877	68,430	131,307	BBB+
Total Credit Default Swaps		$3,950			$66,347	$69,999	$136,346

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2012 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Barclays Capital	$3,870	3 Month LIBOR	Receive	0.81%	09/24/17	$(13,600)
Credit Suisse	12,200	3 Month LIBOR	Receive	0.39	09/25/14	(19,420)
Credit Suisse	5,820	3 Month LIBOR	Receive	0.82	09/13/17	(24,540)
Deutsche Bank	9,834	3 Month LIBOR	Receive	0.82	07/24/17	(61,956)
Goldman Sachs	2,200	3 Month LIBOR	Receive	2.42	03/22/22	(155,013)
JPMorgan Chase	1,069	3 Month LIBOR	Receive	2.43	03/22/22	(76,806)
Total Unrealized Depreciation						$(351,335)

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

Currency Abbreviations:

EUR  Euro.

LONG TERM CREDIT ANALYSIS+
AAA	0.1%
AA	4.3
A	33.1
BBB	50.2
BB	6.2
B or below	2.1
Not Rated	4.0
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open foreign currency exchange contracts with total unrealized depreciation of $4,972. Does not include open long/short futures contracts with an underlying face amount of $114,578,515 with net unrealized depreciation of $79,703. Also does not include open swap agreements with net unrealized depreciation of $284,988.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (98.1%) Australia (5.6%)
	Airports
259,722	Sydney Airport	$916,609
	Diversified
355,726	DUET Group	773,006
	Oil & Gas Storage & Transportation
114,509	APA Group	660,979
	Toll Roads
75,579	Macquarie Atlas Roads Group (a)	131,587
240,858	Transurban Group	1,529,719
		1,661,306
	Total Australia	4,011,900
	Brazil (0.4%)
	Water
3,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	250,710
	Canada (12.3%)
	Oil & Gas Storage & Transportation
79,240	Enbridge, Inc.	3,427,068
114,600	TransCanada Corp.	5,417,203
	Total Canada	8,844,271
	China (12.1%)
	Oil & Gas Storage & Transportation
777,500	Beijing Enterprises Holdings Ltd. (b)	5,097,542
1,253,000	China Gas Holdings Ltd. (b)	995,677
94,000	ENN Energy Holdings Ltd. (b)	410,987
1,667,400	Sichuan Expressway Co., Ltd., H Shares (b)	607,648
		7,111,854
NUMBER OF SHARES		VALUE
	Ports
178,293	China Merchants Holdings International Co., Ltd. (b)	$581,793
	Toll Roads
1,022,000	Jiangsu Expressway Co., Ltd., H Shares (b)	1,058,544
	Total China	8,752,191
	France (2.7%)
	Communications
13,651	Eutelsat Communications SA	453,265
52,735	SES SA	1,525,562
	Total France	1,978,827
	Germany (0.8%)
	Airports
10,415	Fraport AG Frankfurt Airport Services Worldwide	606,497
	Italy (6.5%)
	Oil & Gas Storage & Transportation
413,226	Snam SpA	1,921,526
	Toll Roads
67,242	Atlantia SpA	1,219,569
72,395	Societa Iniziative Autostradali e Servizi SpA	676,802
		1,896,371
	Transmission & Distribution
213,020	Terna Rete Elettrica Nazionale SpA	853,101
	Total Italy	4,670,998
	Japan (1.2%)
	Oil & Gas Storage & Transportation
181,000	Tokyo Gas Co., Ltd.	827,524
	Netherlands (0.8%)
	Oil & Gas Storage & Transportation
7,866	Koninklijke Vopak N.V.	554,629

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Spain (1.6%)
	Diversified
33,823	Ferrovial SA	$498,691
	Toll Roads
39,983	Abertis Infraestructuras SA	666,341
	Total Spain	1,165,032
	Switzerland (1.6%)
	Airports
2,517	Flughafen Zuerich AG (Registered)	1,165,970
	United Kingdom (8.7%)
	Transmission & Distribution
406,620	National Grid PLC	4,657,599
	Water
32,160	Severn Trent PLC	823,948
75,080	United Utilities Group PLC	823,872
		1,647,820
	Total United Kingdom	6,305,419
	United States (43.8%)
	Communications
45,100	American Tower Corp. REIT	3,484,877
24,400	Crown Castle International Corp. (a)	1,760,704
32,520	SBA Communications Corp., Class A (a)	2,309,570
		7,555,151
	Diversified
57,760	CenterPoint Energy, Inc.	1,111,880
	Oil & Gas Storage & Transportation
10,580	AGL Resources, Inc.	422,883
4,940	Atmos Energy Corp.	173,493
22,460	Cheniere Energy, Inc. (a)	421,799
63,052	Enbridge Energy Management LLC (a)	1,821,572
65,320	Kinder Morgan, Inc.	2,307,756
NUMBER OF SHARES		VALUE
9,120	New Jersey Resources Corp.	$361,334
38,450	NiSource, Inc.	957,020
32,540	Oneok, Inc.	1,391,085
41,070	PG&E Corp.	1,650,193
34,790	Sempra Energy	2,468,003
87,996	Spectra Energy Corp.	2,409,330
8,270	WGL Holdings, Inc.	324,101
80,100	Williams Cos., Inc. (The)	2,622,474
		17,331,043
	Transmission & Distribution
11,144	Consolidated Edison, Inc.	618,938
19,080	ITC Holdings Corp.	1,467,443
62,988	Northeast Utilities	2,461,571
		4,547,952
	Water
23,650	American Water Works Co., Inc.	878,124
10,350	California Water Service Group	189,923
		1,068,047
	Total United States	31,614,073
	Total Common Stocks (Cost $54,237,466)	70,748,041
NUMBER OF SHARES (000)
	Short-Term Investment (1.8%)
	Investment Company
1,301	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class (See Note 6) (Cost $1,300,782)	1,300,782
Total Investments (Cost $55,538,248) (c)	99.9%	72,048,823
Other Assets in Excess of Liabilities	0.1	84,480
Net Assets	100.0%	$72,133,303

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2012 continued

  ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  The fair value and percentage of net assets, $30,038,987 and 41.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$37,251,826	51.7%
Transmission & Distribution	10,058,652	14.0
Communications	9,533,978	13.3
Toll Roads	5,282,562	7.3
Water	2,966,577	4.1
Airports	2,689,076	3.7
Diversified	2,383,577	3.3
Investment Company	1,300,782	1.8
Ports	581,793	0.8
	$72,048,823	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (98.8%) Belgium (2.0%)
	Metals & Mining
18,630	Umicore SA	$1,027,275
	Finland (1.9%)
	Machinery
13,264	Kone Oyj, Class B	982,167
	France (12.9%)
	Commercial Banks
25,716	BNP Paribas SA	1,449,538
28,086	Societe Generale SA (a)	1,056,433
		2,505,971
	Electrical Equipment
17,844	Schneider Electric SA	1,330,869
	Hotels, Restaurants & Leisure
20,869	Accor SA	748,582
	Insurance
66,113	AXA SA	1,195,849
	Media
31,082	SES SA	899,166
	Total France	6,680,437
	Germany (16.1%)
	Automobiles
22,594	Daimler AG (Registered)	1,234,644
5,575	Volkswagen AG (Preference)	1,268,345
		2,502,989
	Health Care Providers & Services
8,510	Fresenius SE & Co., KGaA	979,442
	Industrial Conglomerates
15,140	Siemens AG (Registered)	1,645,561
	Insurance
6,279	Muenchener Rueckversicherungs AG (Registered)	1,127,354
	Machinery
6,399	MAN SE	684,238
NUMBER OF SHARES		VALUE
	Pharmaceuticals
14,958	Bayer AG (Registered)	$1,420,449
	Total Germany	8,360,033
	Netherlands (4.7%)
	Food Products
69,127	DE Master Blenders 1753 N.V. (a)	804,088
	Media
63,650	Reed Elsevier N.V.	943,038
	Metals & Mining
41,164	ArcelorMittal	712,592
	Total Netherlands	2,459,718
	Portugal (1.4%)
	Oil, Gas & Consumable Fuels
46,436	Galp Energia SGPS SA	721,384
	Spain (4.3%)
	Commercial Banks
146,370	Banco Bilbao Vizcaya Argentaria SA (b)	1,343,727
	Information Technology Services
35,187	Amadeus IT Holding SA, Class A (b)	882,992
	Total Spain	2,226,719
	Sweden (1.4%)
	Wireless Telecommunication Services
8,681	Millicom International Cellular SA SDR	754,520
	Switzerland (14.6%)
	Food Products
37,511	Nestle SA (Registered)	2,444,746
	Insurance
4,546	Zurich Insurance Group AG (a)	1,215,562

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
31,650	Novartis AG (Registered)	$2,003,810
9,359	Roche Holding AG (Genusschein)	1,906,661
		3,910,471
	Total Switzerland	7,570,779
	United Kingdom (39.5%)
	Aerospace & Defense
67,924	Rolls-Royce Holdings PLC (a)	978,666
	Commercial Banks
326,647	Barclays PLC	1,410,587
216,026	HSBC Holdings PLC	2,284,870
		3,695,457
	Household Products
20,238	Reckitt Benckiser Group PLC	1,267,784
	Insurance
90,434	Prudential PLC	1,261,851
	Metals & Mining
63,567	Xstrata PLC	1,130,607
	Oil, Gas & Consumable Fuels
68,434	BG Group PLC	1,147,519
254,411	BP PLC	1,762,753
51,239	Royal Dutch Shell PLC, Class A	1,810,506
43,783	Tullow Oil PLC	891,613
		5,612,391
	Pharmaceuticals
67,310	GlaxoSmithKline PLC	1,461,407
	Professional Services
60,661	Experian PLC	980,115
	Tobacco
29,247	British American Tobacco PLC	1,481,947
26,926	Imperial Tobacco Group PLC	1,039,743
		2,521,690
NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
634,664	Vodafone Group PLC	$1,596,095
	Total United Kingdom	20,506,063
	Total Common Stocks (Cost $40,065,159)	51,289,095
PRINCIPAL AMOUNT (000)
	Short-Term Investments (1.9%) Securities held as Collateral on Loaned Securities (0.9%)
	Repurchase Agreements (0.1%)
$26	Barclays Capital, Inc. (0.20%, dated 12/31/12, due 01/02/13; proceeds $26,225; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 01/31/16; valued at $26,750)	26,225
18	Merrill Lynch & Co., Inc. (0.20%, dated 12/31/12, due 01/02/13; proceeds $18,358; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 08/01/27; valued at $18,725)	18,358
	Total Repurchase Agreements (Cost $44,583)	44,583

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (0.8%)
463	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $462,965)	$462,965
	Total Securities held as Collateral on Loaned Securities (Cost $507,548)	507,548
	Investment Company (1.0%)
498	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $498,454)	498,454
	Total Short-Term Investments (Cost $1,006,002)	1,006,002
Total Investments (Cost $41,071,161) (c)	100.7%	52,295,097
Liabilities in Excess of Other Assets	(0.7)	(381,810)
Net Assets	100.0%	$51,913,287

SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2012.

  (c)  The fair value and percentage of net assets, $51,289,095 and 98.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$7,545,155		14.6%
Pharmaceuticals	6,792,327		13.1
Oil, Gas & Consumable Fuels	6,333,775		12.2
Insurance	4,800,616		9.3
Food Products	3,248,834		6.3
Metals & Mining	2,870,474		5.5
Tobacco	2,521,690		4.9
Automobiles	2,502,989		4.8
Wireless Telecommunication Services	2,350,615		4.5
Media	1,842,204		3.6
Machinery	1,666,405		3.2
Industrial Conglomerates	1,645,561		3.2
Electrical Equipment	1,330,869		2.6
Household Products	1,267,784		2.4
Professional Services	980,115		1.9
Health Care Providers & Services	979,442		1.9
Aerospace & Defense	978,666		1.9
Information Technology Services	882,992		1.7
Hotels, Restaurants & Leisure	748,582		1.4
Investment Company	498,454		1.0
	$51,787,549	++	100.0%

++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (97.3%)
	Advertising Agencies (0.0%)
4,877	Aimia, Inc. (Canada)	$72,907
	Alternative Energy (2.2%)
73,566	Range Resources Corp.	4,622,152
	Beverage: Brewers & Distillers (2.3%)
408,755	DE Master Blenders 1753 N.V. (Netherlands) (a)	4,754,652
	Biotechnology (3.2%)
121,265	Illumina, Inc. (a)	6,741,121
	Chemicals: Diversified (3.1%)
68,752	Monsanto Co.	6,507,377
	Commercial Services (4.7%)
112,526	Intertek Group PLC (United Kingdom)	5,678,731
82,601	Weight Watchers International, Inc.	4,324,988
		10,003,719
	Communications Technology (3.9%)
148,061	Motorola Solutions, Inc.	8,244,036
	Computer Services, Software & Systems (23.9%)
54,746	Baidu, Inc. ADR (China) (a)	5,490,476
457,388	Facebook, Inc., Class A (a)	12,180,242
19,340	Google, Inc., Class A (a)	13,719,216
50,038	LinkedIn Corp., Class A (a)	5,745,363
35,270	Salesforce.com, Inc. (a)	5,928,887
109,244	Solera Holdings, Inc.	5,841,277
25,355	Workday, Inc. (a)	1,381,848
		50,287,309
	Computer Technology (9.9%)
30,689	Apple, Inc.	16,358,158
203,181	Yandex N.V., Class A (Russia) (a)	4,382,614
		20,740,772
NUMBER OF SHARES		VALUE
	Consumer Lending (7.4%)
15,528	Mastercard, Inc., Class A	$7,628,596
52,831	Visa, Inc., Class A	8,008,123
		15,636,719
	Diversified Retail (12.7%)
69,078	Amazon.com, Inc. (a)	17,348,249
498,047	Groupon, Inc. (a)	2,430,469
11,246	Priceline.com, Inc. (a)	6,986,015
		26,764,733
	Financial Data & Systems (4.9%)
150,780	MSCI, Inc. (a)	4,672,672
110,974	Verisk Analytics, Inc., Class A (a)	5,659,674
		10,332,346
	Health Care Services (3.9%)
110,870	athenahealth, Inc. (a)	8,143,402
	Insurance: Property-Casualty (0.4%)
43,918	Progressive Corp. (The)	926,670
	Medical Equipment (2.9%)
12,518	Intuitive Surgical, Inc. (a)	6,138,452
	Real Estate Investment Trusts (REIT) (3.8%)
217,520	Brookfield Asset Management, Inc., Class A (Canada)	7,972,108
	Recreational Vehicles & Boats (3.7%)
248,045	Edenred (France)	7,713,486
	Restaurants (2.6%)
103,898	Starbucks Corp.	5,571,011
	Semiconductors & Components (1.8%)
121,369	First Solar, Inc. (a)	3,747,875
	Total Common Stocks (Cost $145,395,962)	204,920,847

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (0.8%)
	Alternative Energy (0.1%)
586,326	Better Place, Inc. (a)(b)(c) (acquisition cost - $1,465,815; acquired 01/25/10)	$175,898
	Computer Services, Software & Systems (0.7%)
28,236	Workday, Inc. (a)(b)(c) (acquisition cost - $374,409; acquired 10/12/11)	1,436,365
	Total Convertible Preferred Stocks (Cost $1,840,224)	1,612,263
NUMBER OF SHARES (000)
	Short-Term Investment (2.1%)
	Investment Company
4,451	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $4,451,243)	4,451,243
Total Investments (Cost $151,687,429) (d)	100.2%	210,984,353
Liabilities in Excess of Other Assets	(0.2)	(510,786)
Net Assets	100.0%	$210,473,567

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to $1,612,263 and represents 0.8% of net assets.

  (c)  At December 31, 2012, the Portfolio held fair valued securities valued at $1,612,263, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $18,146,869 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$51,723,674	24.5%
Diversified Retail	26,764,733	12.7
Computer Technology	20,740,772	9.8
Consumer Lending	15,636,719	7.4
Financial Data & Systems	10,332,346	4.9
Commercial Services	10,003,719	4.7
Communications Technology	8,244,036	3.9
Health Care Services	8,143,402	3.9
Real Estate Investment Trusts (REIT)	7,972,108	3.8
Recreational Vehicles & Boats	7,713,486	3.7
Biotechnology	6,741,121	3.2
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Chemicals: Diversified	$6,507,377	3.1%
Medical Equipment	6,138,452	2.9
Restaurants	5,571,011	2.6
Alternative Energy	4,798,050	2.3
Beverage: Brewers & Distillers	4,754,652	2.3
Investment Company	4,451,243	2.1
Semiconductors & Components	3,747,875	1.8
Insurance: Property-Casualty	926,670	0.4
Advertising Agencies	72,907	0.0
	$210,984,353	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%)
	Advertising Agencies (0.0%)
614	Aimia, Inc. (Canada)	$9,179
	Alternative Energy (2.2%)
9,333	Range Resources Corp.	586,392
	Beverage: Brewers & Distillers (2.3%)
51,836	DE Master Blenders 1753 N.V. (Netherlands) (a)	602,958
	Biotechnology (3.2%)
15,378	Illumina, Inc. (a)	854,863
	Chemicals: Diversified (3.1%)
8,719	Monsanto Co.	825,253
	Commercial Services (4.8%)
14,323	Intertek Group PLC (United Kingdom)	722,824
10,475	Weight Watchers International, Inc.	548,471
		1,271,295
	Communications Technology (4.0%)
18,776	Motorola Solutions, Inc.	1,045,448
	Computer Services, Software & Systems (24.1%)
6,943	Baidu, Inc. ADR (China) (a)	696,313
57,917	Facebook, Inc., Class A (a)	1,542,330
2,453	Google, Inc., Class A (a)	1,740,085
6,373	LinkedIn Corp., Class A (a)	731,748
4,473	Salesforce.com, Inc. (a)	751,911
13,738	Solera Holdings, Inc.	734,571
3,215	Workday, Inc. (a)	175,217
		6,372,175
	Computer Technology (10.0%)
3,892	Apple, Inc.	2,074,552
25,766	Yandex N.V., Class A (Russia) (a)	555,772
		2,630,324
NUMBER OF SHARES		VALUE
	Consumer Lending (7.5%)
1,976	Mastercard, Inc., Class A	$970,769
6,723	Visa, Inc., Class A	1,019,073
		1,989,842
	Diversified Retail (12.8%)
8,760	Amazon.com, Inc. (a)	2,199,986
62,918	Groupon, Inc. (a)	307,040
1,428	Priceline.com, Inc. (a)	887,074
		3,394,100
	Financial Data & Systems (5.0%)
19,121	MSCI, Inc. (a)	592,560
14,070	Verisk Analytics, Inc., Class A (a)	717,570
		1,310,130
	Health Care Services (3.9%)
14,095	athenahealth, Inc. (a)	1,035,278
	Insurance: Property-Casualty (0.5%)
5,567	Progressive Corp. (The)	117,464
	Medical Equipment (3.0%)
1,587	Intuitive Surgical, Inc. (a)	778,217
	Real Estate Investment Trusts (REIT) (3.8%)
27,678	Brookfield Asset Management, Inc., Class A (Canada)	1,014,399
	Recreational Vehicles & Boats (3.7%)
31,456	Edenred (France)	978,191
	Restaurants (2.7%)
13,174	Starbucks Corp.	706,390
	Semiconductors & Components (1.8%)
15,423	First Solar, Inc. (a)	476,262
	Total Common Stocks (Cost $18,780,683)	25,998,160

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (0.7%)
	Alternative Energy (0.1%)
70,908	Better Place, Inc. (a)(b)(c) (acquisition cost - $177,270; acquired 01/25/10)	$21,273
	Computer Services, Software & Systems (0.6%)
3,313	Workday, Inc. (a)(b)(c) (acquisition cost - $43,930; acquired 10/12/11)	168,532
	Total Convertible Preferred Stocks (Cost $221,200)	189,805
NUMBER OF SHARES (000)
	Short-Term Investment (1.4%)
	Investment Company
370	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $370,129)	370,129
Total Investments (Cost $19,372,012) (d)	100.5%	26,558,094
Liabilities in Excess of Other Assets	(0.5)	(120,160)
Net Assets	100.0%	$26,437,934

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to $189,805 and represents 0.7% of net assets.

  (c)  At December 31, 2012, the Portfolio held fair valued securities valued at $189,805, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $2,303,973 and 8.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2012 continued

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$6,540,707	24.6%
Diversified Retail	3,394,100	12.8
Computer Technology	2,630,325	9.9
Consumer Lending	1,989,842	7.5
Financial Data & Systems	1,310,130	4.9
Commercial Services	1,271,295	4.8
Communications Technology	1,045,448	3.9
Health Care Services	1,035,278	3.9
Real Estate Investment Trusts (REIT)	1,014,399	3.8
Recreational Vehicles & Boats	978,191	3.7
Biotechnology	854,863	3.2
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Chemicals: Diversified	$825,253	3.1%
Medical Equipment	778,217	2.9
Restaurants	706,390	2.7
Alternative Energy	607,665	2.3
Beverage: Brewers & Distillers	602,958	2.3
Semiconductors & Components	476,262	1.8
Investment Company	370,128	1.4
Insurance: Property-Casualty	117,464	0.5
Advertising Agencies	9,179	0.0
	$26,558,094	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (51.5%)
	Aerospace & Defense (1.9%)
39,230	Raytheon Co.	$2,258,079
	Auto Components (0.9%)
35,180	Johnson Controls, Inc.	1,080,026
	Chemicals (1.3%)
35,570	EI du Pont de Nemours & Co.	1,599,583
	Commercial Services & Supplies (1.0%)
42,890	Tyco International Ltd.	1,254,533
	Computers & Peripherals (0.5%)
40,115	Hewlett-Packard Co.	571,639
	Diversified Financial Services (2.0%)
53,745	JPMorgan Chase & Co.	2,363,168
	Diversified Telecommunication Services (2.8%)
29,280	CenturyLink, Inc.	1,145,433
52,270	Verizon Communications, Inc.	2,261,723
		3,407,156
	Food & Staples Retailing (1.1%)
73,150	Safeway, Inc.	1,323,284
	Food Products (1.4%)
59,470	ConAgra Foods, Inc.	1,754,365
	Hotels, Restaurants & Leisure (4.2%)
21,850	McDonald's Corp.	1,927,388
47,480	Yum! Brands, Inc.	3,152,672
		5,080,060
	Industrial Conglomerates (1.8%)
101,370	General Electric Co.	2,127,756
	Information Technology Services (1.6%)
10,000	International Business Machines Corp.	1,915,500
	Insurance (2.1%)
33,850	Chubb Corp. (The)	2,549,582
	Machinery (1.6%)
32,025	Illinois Tool Works, Inc.	1,947,440
	Media (2.6%)
65,280	Time Warner, Inc.	3,122,342

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Metals & Mining (3.1%)
36,000	Barrick Gold Corp. (Canada)	$1,260,360
37,000	Freeport-McMoRan Copper & Gold, Inc.	1,265,400
27,300	Newmont Mining Corp.	1,267,812
		3,793,572
	Multi-Utilities (1.4%)
32,880	Integrys Energy Group, Inc.	1,716,994
	Oil, Gas & Consumable Fuels (5.0%)
19,950	Chevron Corp.	2,157,393
33,135	ConocoPhillips	1,921,499
23,200	Exxon Mobil Corp.	2,007,960
		6,086,852
	Paper & Forest Products (0.9%)
35,770	MeadWestvaco Corp.	1,139,990
	Pharmaceuticals (4.5%)
41,775	Abbott Laboratories	2,736,262
85,240	Bristol-Myers Squibb Co.	2,777,972
		5,514,234
	Road & Rail (1.2%)
24,310	Norfolk Southern Corp.	1,503,330
	Semiconductors & Semiconductor Equipment (1.1%)
62,805	Intel Corp.	1,295,667
	Software (1.6%)
74,560	Microsoft Corp.	1,992,989
	Specialty Retail (2.2%)
42,405	Home Depot, Inc.	2,622,749
	Textiles, Apparel & Luxury Goods (1.6%)
12,510	VF Corp.	1,888,635
	Tobacco (2.1%)
17,800	Philip Morris International, Inc.	1,488,792
25,780	Reynolds American, Inc.	1,068,065
		2,556,857
	Total Common Stocks (Cost $57,695,877)	62,466,382
	Investment Companies (4.1%)
35,000	SPDR S&P 500 ETF Trust (Cost $5,076,414)	4,988,200

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (8.7%)
	Basic Materials (0.4%)
$105	Air Products & Chemicals, Inc.	2.00%	08/02/16	$109,170
60	Barrick Gold Corp. (Canada)	3.85	04/01/22	63,635
55	Barrick North America Finance LLC	4.40	05/30/21	60,422
50	Georgia-Pacific LLC	8.875	05/15/31	75,172
75	Syngenta Finance N.V. (Switzerland)	3.125	03/28/22	79,027
60	Vale Overseas Ltd. (Brazil)	5.625	09/15/19	68,520
25	Westvaco Corp.	8.20	01/15/30	33,070
45	Xstrata Finance Canada Ltd. (Canada) (a)	4.00	10/25/22	45,578
				534,594
	Communications (0.9%)
75	Amazon.com, Inc.	1.20	11/29/17	74,676
25	AT&T, Inc.	5.35	09/01/40	29,226
85	AT&T, Inc.	6.30	01/15/38	109,371
50	British Sky Broadcasting Group PLC (United Kingdom) (a)	3.125	11/26/22	49,931
45	CenturyLink, Inc.	6.45	06/15/21	49,807
50	Comcast Corp.	5.15	03/01/20	59,354
25	Comcast Corp.	6.40	05/15/38	32,055
45	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	67,599
50	Motorola Solutions, Inc.	3.75	05/15/22	51,186
50	NBC Universal Media LLC	2.875	01/15/23	50,322
40	NBC Universal Media LLC	4.375	04/01/21	45,012
25	NBC Universal Media LLC	5.95	04/01/41	30,766
50	Nippon Telegraph & Telephone Corp. (Japan)	1.40	07/18/17	50,660
55	Omnicom Group, Inc.	3.625	05/01/22	57,408
40	Qwest Corp.	6.875	09/15/33	40,400
25	Time Warner Cable, Inc.	4.50	09/15/42	24,480
25	Time Warner, Inc.	7.70	05/01/32	35,055
95	Verizon Communications, Inc.	3.85	11/01/42	93,850
100	WPP Finance UK (United Kingdom)	8.00	09/15/14	110,629
				1,061,787
	Consumer, Cyclical (0.3%)
65	Gap, Inc. (The)	5.95	04/12/21	74,486
55	Macy's Retail Holdings, Inc.	3.875	01/15/22	58,732
70	VF Corp.	3.50	09/01/21	74,183
100	Volkswagen International Finance N.V. (Germany) (a)	2.375	03/22/17	103,101
40	Wal-Mart Stores, Inc.	5.25	09/01/35	48,764
See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$45	Wesfarmers Ltd. (Australia) (a)	2.983%	05/18/16	$47,141
5	Yum! Brands, Inc.	6.875	11/15/37	6,851
				413,258
	Consumer, Non-Cyclical (1.3%)
45	AbbVie, Inc. (a)	4.40	11/06/42	48,044
70	Aetna, Inc.	2.75	11/15/22	69,573
80	Altria Group, Inc.	2.85	08/09/22	79,327
50	Amgen, Inc.	3.875	11/15/21	55,011
60	Boston Scientific Corp.	6.00	01/15/20	70,089
90	Cigna Corp.	2.75	11/15/16	94,762
65	Coventry Health Care, Inc.	5.45	06/15/21	77,390
65	CR Bard, Inc.	1.375	01/15/18	65,423
85	Delhaize Group SA (Belgium)	5.70	10/01/40	79,941
85	Express Scripts Holding Co. (a)	3.90	02/15/22	91,828
65	Gilead Sciences, Inc.	4.50	04/01/21	74,415
100	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	113,883
50	Kraft Foods Group, Inc. (a)	6.50	02/09/40	65,956
70	Life Technologies Corp.	6.00	03/01/20	83,087
55	McKesson Corp.	2.70	12/15/22	55,138
80	Philip Morris International, Inc.	2.50	08/22/22	80,539
75	Sanofi (France)	4.00	03/29/21	85,640
120	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	128,672
25	UnitedHealth Group, Inc.	1.40	10/15/17	25,068
15	UnitedHealth Group, Inc.	2.75	02/15/23	15,167
55	Verisk Analytics, Inc.	5.80	05/01/21	61,739
65	Woolworths Ltd. (Australia) (a)	4.00	09/22/20	70,351
				1,591,043
	Diversified (0.1%)
75	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625	06/29/17	76,320
	Energy (0.7%)
75	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	79,172
35	Enterprise Products Operating LLC	5.25	01/31/20	41,653
90	Enterprise Products Operating LLC, Series N	6.50	01/31/19	112,935
30	FMC Technologies, Inc.	3.45	10/01/22	30,681
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	59,933
75	Murphy Oil Corp.	3.70	12/01/22	74,868
50	Phillips 66 (a)	4.30	04/01/22	55,979
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	76,915
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	81,730

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$50	Spectra Energy Capital LLC	7.50%	09/15/38	$69,537
55	Texas Eastern Transmission LP	7.00	07/15/32	75,665
50	Weatherford International Ltd.	4.50	04/15/22	53,162
				812,230
	Finance (3.6%)
100	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	104,064
50	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00	06/15/21	55,413
100	Abbey National Treasury Services PLC, MTN (United Kingdom) (a)	3.875	11/10/14	103,807
75	Aegon N.V. (Netherlands)	4.625	12/01/15	81,817
100	Australia & New Zealand Banking Group Ltd. (Australia) (a)	4.875	01/12/21	117,402
50	AvalonBay Communities, Inc.	2.95	09/15/22	49,911
100	Bank of America Corp., Series L	5.65	05/01/18	116,480
100	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	111,114
130	Berkshire Hathaway, Inc.	3.75	08/15/21	143,468
50	BNP Paribas SA (France)	5.00	01/15/21	56,251
75	Boston Properties LP	3.85	02/01/23	78,948
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	50,853
35	Citigroup, Inc. (See Note 6)	5.875	05/29/37	42,265
22	Citigroup, Inc. (See Note 6)	6.125	05/15/18	26,396
95	CNA Financial Corp.	5.75	08/15/21	111,620
50	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.875	02/08/22	53,910
200	Credit Mutuel - CIC Home Loan SFH (France) (a)	1.50	11/16/17	198,403
240	Credit Suisse (Switzerland)	5.40	01/14/20	270,253
25	Credit Suisse (Switzerland)	6.00	02/15/18	28,774
60	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60	03/15/21	64,603
140	Farmers Exchange Capital (a)	7.05	07/15/28	172,479
200	Ford Motor Credit Co., LLC	4.207	04/15/16	213,487
60	General Electric Capital Corp.	5.30	02/11/21	69,764
145	General Electric Capital Corp., Series G	6.00	08/07/19	176,648
75	Genworth Financial, Inc.	7.20	02/15/21	81,125
45	Harley-Davidson Funding Corp. (a)	6.80	06/15/18	55,340
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	69,819
50	Health Care REIT, Inc.	3.75	03/15/23	50,198
70	HSBC Holdings PLC (United Kingdom)	4.00	03/30/22	76,790
60	JPMorgan Chase & Co.	4.25	10/15/20	66,839
140	JPMorgan Chase & Co.	4.625	05/10/21	159,904
50	Macquarie Bank Ltd. (Australia) (a)	6.625	04/07/21	55,356

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$55	Macquarie Group Ltd. (Australia) (a)	6.00%	01/14/20	$59,601
225	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	271,536
35	MetLife, Inc. (See Note 6)	7.717	02/15/19	45,944
170	Nationwide Building Society (United Kingdom) (a)	6.25	02/25/20	201,073
50	Nationwide Financial Services, Inc. (a)	5.375	03/25/21	53,524
75	Pacific LifeCorp (a)	6.00	02/10/20	83,843
60	Platinum Underwriters Finance, Inc., Series B	7.50	06/01/17	67,276
50	Principal Financial Group, Inc.	8.875	05/15/19	67,179
40	Prudential Financial, Inc., MTN	6.625	12/01/37	50,004
70	Royal Bank of Scotland Group PLC (United Kingdom)	2.55	09/18/15	71,686
70	SLM Corp., MTN	6.25	01/25/16	76,475
100	Standard Chartered Bank (United Kingdom) (a)	6.40	09/26/17	117,417
95	Wells Fargo & Co.	5.625	12/11/17	113,432
				4,392,491
	Industrials (0.8%)
100	BAA Funding Ltd. (United Kingdom) (a)	4.875	07/15/21	109,326
65	Bemis Co., Inc.	4.50	10/15/21	70,553
75	CRH America, Inc.	6.00	09/30/16	84,343
55	Eaton Corp. (a)	2.75	11/02/22	54,948
30	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00	12/30/19	34,076
75	L-3 Communications Corp.	4.95	02/15/21	84,766
64	Norfolk Southern Corp. (a)	2.903	02/15/23	64,560
10	Norfolk Southern Corp.	4.837	10/01/41	11,202
75	Schneider Electric SA (France) (a)	2.95	09/27/22	75,752
70	Sonoco Products Co.	5.75	11/01/40	80,872
75	Thermo Fisher Scientific, Inc.	3.15	01/15/23	76,813
40	Union Pacific Corp.	6.125	02/15/20	50,166
20	United Technologies Corp.	4.50	06/01/42	22,318
50	Waste Management, Inc.	2.90	09/15/22	49,576
80	Waste Management, Inc.	6.125	11/30/39	101,651
				970,922
	Technology (0.4%)
50	Fiserv, Inc.	3.125	06/15/16	52,567
75	Hewlett-Packard Co.	4.65	12/09/21	75,428
50	Intel Corp.	2.70	12/15/22	50,039
100	International Business Machines Corp.	7.625	10/15/18	133,733
25	NetApp, Inc.	2.00	12/15/17	24,940
150	Oracle Corp.	1.20	10/15/17	150,620
				487,327

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Utilities (0.2%)
$75	Ohio Power Co., Series M	5.375%	10/01/21	$91,044
80	Oncor Electric Delivery Co., LLC	6.80	09/01/18	99,335
75	PPL WEM Holdings PLC (a)	3.90	05/01/16	79,041
				269,420
	Total Corporate Bonds (Cost $9,630,395)			10,609,392
	Sovereign (0.9%)
100	Banco Nacional de Desenvolvimento, Economico e Social (Brazil) (a)	5.50	07/12/20	118,250
150	Brazilian Government International Bond (Brazil)	4.875	01/22/21	181,500
200	Eskom Holdings SOC Ltd. (South Africa) (a)	5.75	01/26/21	227,750
80	Mexico Government International Bond (Mexico)	3.625	03/15/22	87,700
70	Peruvian Government International Bond (Peru)	8.75	11/21/33	121,975
190	Petroleos Mexicanos (Mexico)	4.875	01/24/22	214,890
180	Poland Government International Bond (Poland)	5.00	03/23/22	213,030
	Total Sovereign (Cost $1,130,830)			1,165,095
	Municipal Bonds (0.4%)
30	City of Chicago, IL, O'Hare International Airport Revenue	6.395	01/01/40	39,003
70	City of New York, NY, Series G-1	5.968	03/01/36	89,236
85	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184	01/01/34	105,781
95	Municipal Electric Authority of Georgia	6.655	04/01/57	112,586
65	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267	05/01/27	79,422
	State of California,
	General Obligation Bonds
45		5.95	04/01/16	51,066
30		6.65	03/01/22	37,703
	Total Municipal Bonds (Cost $421,205)			514,797
	Agency Fixed Rate Mortgage (0.0%)
(b)	Federal Home Loan Mortgage Corporation, Gold Pool (Cost $178)	6.50	05/01/29	200

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (0.8%)
$100	Ally Master Owner Trust	1.079	(c)%	01/15/16	$100,675
27	Brazos Student Finance Corp.	1.21	(c)	06/25/35	27,009
139	CVS Pass-Through Trust	6.036		12/10/28	162,734
175	Louisiana Public Facilities Authority	0.815	(c)	04/26/27	177,112
150	Nissan Auto Receivables Owner Trust	1.18		02/16/15	150,699
180	PFS Financing Corp., Class A (a)	1.709	(c)	10/17/16	181,128
125	World Omni Automobile Lease Securitization Trust	1.49		10/15/14	125,674
	Total Asset-Backed Securities (Cost $893,497)				925,031
	U.S. Treasury Securities (13.4%)
	U.S. Treasury Bonds
1,505		3.50		02/15/39	1,701,591
610		3.875		08/15/40	733,239
255		5.375		02/15/31	364,052
402	U.S. Treasury Inflation Indexed Bond	0.125		07/15/22	436,969
	U.S. Treasury Notes
1,710		1.00		09/30/16	1,742,865
2,452		1.25		10/31/15	2,514,641
2,855		1.75		07/31/15	2,959,833
1,320		1.875		09/30/17	1,394,044
2,645		2.25		01/31/15 - 03/31/16	2,768,631
1,500		2.375		06/30/18	1,625,859
	Total U.S. Treasury Securities (Cost $15,838,530)				16,241,724
	U.S. Agency Securities (1.5%)
	Federal Home Loan Mortgage Corporation
150		3.75		03/27/19	173,633
45		6.75		03/15/31	69,369
	Federal National Mortgage Association
1,000		0.875		10/26/17	1,005,230
450		5.375		06/12/17	541,662
	Total U.S. Agency Securities (Cost $1,729,591)				1,789,894

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (21.7%)
	Investment Company
26,277	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $26,277,144)	$26,277,144

Total Investments (Cost $118,693,661) (d)	103.0%	124,977,859
Liabilities in Excess of Other Assets	(3.0)	(3,631,578)
Net Assets	100.0%	$121,346,281

  ETF  Exchange Traded Fund.

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  SPDR  Standard & Poor's Depository Receipt.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Par less than $500.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

  (d)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
20	Long	U.S. Treasury 5 yr. Note, Mar-13	$2,488,281	$(3,397)
8	Long	U.S. Treasury 2 yr. Note, Mar-13	1,763,750	125
13	Short	U.S. Treasury 10 yr. Note, Mar-13	(1,726,156)	6,194
Net Unrealized Appreciation				$2,922

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2012 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital		$660	3 Month LIBOR	Receive	0.81%	09/24/17	$(2,319)
Credit Suisse		2,080	3 Month LIBOR	Receive	0.39	09/25/14	(3,311)
Credit Suisse		1,000	3 Month LIBOR	Receive	0.82	09/13/17	(4,217)
Deutsche Bank		1,695	3 Month LIBOR	Receive	0.82	07/24/17	(10,679)
Goldman Sachs	CAD	3,420	3 Month CDOR	Pay	1.75	08/01/16	4,903
Goldman Sachs		$3,350	3 Month LIBOR	Receive	0.83	08/03/16	(5,828)
Net Unrealized Depreciation							$(21,451)

  CDOR  Canadian Dealer Offered Rate.

  LIBOR  London Interbank Offered Rate.

Currency Abbreviation:

CAD  Canadian Dollar.

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$62,466,382		50.0%
Investment Companies	31,265,344		25.0
U.S. Treasury Securities	16,241,724		13.0
Corporate Bonds	10,609,392		8.5
U.S. Agency Securities	1,789,894		1.4
Sovereign	1,165,095		0.9
Asset-Backed Securities	925,031		0.8
Municipal Bonds	514,797		0.4
Agency Fixed Rate Mortgages	200		0.0 +
	$124,977,859	++	100.0%

  +  Amount is less than 0.05%

  ++  Does not include open long/short futures contracts with an underlying face amount of $5,978,187 with net unrealized appreciation of $2,922. Does not include open swap agreements with net unrealized depreciation of $21,451.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2012

	Money Market	Limited Duration	Income Plus		Global Infrastructure
Assets:
Investments in securities, at value*	$90,763,745 (1)	$46,702,458	$173,960,630		$70,748,041
Investment in affiliates, at value**	—	2,422,418	8,877,168		1,300,782
Total investments in securities, at value	90,763,745	49,124,876	182,837,798		72,048,823
Unrealized appreciation on open swap agreements	—	2,740	66,347		—
Cash	9,517	1,700	47,874	(3)	38,426	(3)
Receivable for:
Interest	23,463	314,573	1,958,460		—
Dividends	—	—	11,604		282,257
Investments sold	—	—	—		—
Shares of beneficial interest sold	144,904	27,594	—		—
Foreign withholding taxes reclaimed	—	115	349		34,075
Premium paid on open swap agreements	—	—	69,999		—
Variation margin	—	1,499	—		—
Interest and dividends from affiliates	—	11,820	12,277		20
Prepaid expenses and other assets	3,343	1,534	5,033		1,732
Total Assets	90,944,972	49,486,451	185,009,741		72,405,333
Liabilities:
Collateral on securities loaned, at value	—	—	—		—
Unrealized depreciation on open swap agreements	—	34,008	351,335		—
Unrealized depreciation on open foreign currency exchange contracts	—	—	4,972		—
Payable for:
Investments purchased	—	—	—		87,978
Shares of beneficial interest redeemed	67,140	19,914	108,186		90,691
Advisory fee	2,015	12,523	65,285		34,670
Distribution fee (Class Y)	—	8,274	20,822		3,058
Administration fee	3,844	3,372	12,601		4,879
Variation margin	—	—	20,685		—
Transfer agent fee	500	417	500		500
Accrued expenses and other payables	38,776	44,168	80,651		50,254
Total Liabilities	112,275	122,676	665,037		272,030
Net Assets	$90,832,697	$49,363,775	$184,344,704		$72,133,303
Composition of Net Assets:
Paid-in-capital	$90,837,113	$78,592,691	$171,284,994		$48,193,299
Net unrealized appreciation (depreciation)	—	1,028,201	15,763,213		16,512,665
Accumulated undistributed net investment income (net investment loss)	(2,481)	1,063,037	8,046,009		1,799,716
Accumulated net realized gain (loss)	(1,935)	(31,320,154)	(10,749,512)		5,627,623
Net Assets	$90,832,697	$49,363,775	$184,344,704		$72,133,303
* Cost	$90,763,745	$45,660,888	$158,451,341		$54,237,466
** Affiliated Cost	$—	$2,393,649	$8,253,641		$1,300,782
Class X Shares:
Net Assets	$42,267,326	$10,628,138	$86,765,387		$57,627,699
Shares Outstanding (unlimited shares authorized, $0.01 par value)	42,269,361	1,377,783	7,247,917		6,270,228
Net Asset Value Per Share	$1.00	$7.71	$11.97		$9.19
Class Y Shares:
Net Assets	$48,565,371	$38,735,637	$97,579,317		$14,505,604
Shares Outstanding (unlimited shares authorized, $0.01 par value)	48,567,758	5,035,988	8,180,504		1,584,119
Net Asset Value Per Share	$1.00	$7.69	$11.93		$9.16

(1)  Including repurchase agreements of $44,215,000.

(2)  Including security loaned at value of $500,332.

(3)  Including foreign currency valued at $5,280, $38,426, and $66,261, respectively with a cost of $5,229, $38,508, and $65,740, respectively.

See Notes to Financial Statements

	European Equity		Multi Cap Growth	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$51,333,678	(2)	$206,533,110	$26,187,965	$98,586,110
Investment in affiliates, at value**	961,419		4,451,243	370,129	26,391,749
Total investments in securities, at value	52,295,097		210,984,353	26,558,094	124,977,859
Unrealized appreciation on open swap agreements	—		—	—	4,903
Cash	84,339	(3)	—	—	3,338
Receivable for:
Interest	—		—	—	239,104
Dividends	53,395		38,496	4,882	129,168
Investments sold	22,156		366,264	46,441	—
Shares of beneficial interest sold	11,430		19,466	—	—
Foreign withholding taxes reclaimed	59,209		—	—	30
Premium paid on open swap agreements	—		—	—	—
Variation margin	—		—	—	28,667
Interest and dividends from affiliates	87		902	86	4,142
Prepaid expenses and other assets	1,571		5,304	938	3,660
Total Assets	52,527,284		211,414,785	26,610,441	125,390,871
Liabilities:
Collateral on securities loaned, at value	525,626		—	—	—
Unrealized depreciation on open swap agreements	—		—	—	26,354
Unrealized depreciation on open foreign currency exchange contracts	—		—	—	—
Payable for:
Investments purchased	15		629,470	78,874	3,711,257
Shares of beneficial interest redeemed	9,822		147,162	65,631	163,540
Advisory fee	25,463		74,105	14,958	41,364
Distribution fee (Class Y)	2,486		9,648	3,238	7,460
Administration fee	3,503		14,247	1,794	8,300
Variation margin	—		—	—	—
Transfer agent fee	500		585	416	500
Accrued expenses and other payables	46,582		66,001	7,596	85,815
Total Liabilities	613,997		941,218	172,507	4,044,590
Net Assets	$51,913,287		$210,473,567	$26,437,934	$121,346,281
Composition of Net Assets:
Paid-in-capital	$53,838,540		$147,368,528	$18,818,061	$114,511,572
Net unrealized appreciation (depreciation)	11,222,936		59,296,867	7,186,075	6,265,669
Accumulated undistributed net investment income (net investment loss)	1,514,061		769,489	(20,770)	2,603,122
Accumulated net realized gain (loss)	(14,662,250)		3,038,683	454,568	(2,034,082)
Net Assets	$51,913,287		$210,473,567	$26,437,934	$121,346,281
* Cost	$40,109,742		$147,236,186	$19,001,883	$92,320,222
** Affiliated Cost	$961,419		$4,451,243	$370,129	$26,373,439
Class X Shares:
Net Assets	$40,140,549		$164,917,461	$11,089,440	$86,318,471
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,460,011		4,021,096	598,003	8,038,501
Net Asset Value Per Share	$16.32		$41.01	$18.54	$10.74
Class Y Shares:
Net Assets	$11,772,738		$45,556,106	$15,348,494	$35,027,810
Shares Outstanding (unlimited shares authorized, $0.01 par value)	723,997		1,123,152	851,910	3,272,562
Net Asset Value Per Share	$16.26		$40.56	$18.02	$10.70

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2012

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Interest†	$278,912	$1,114,730	$8,792,783	$28
Dividends†	—	—	59,983	2,448,718
Interest and dividends from affiliates (Note 6)	—	41,609	248,428	757
Income from securities loaned - net	—	—	—	—
Total Income	278,912	1,156,339	9,101,194	2,449,503
†Net of foreign withholding taxes	—	—	—	165,124
Expenses
Advisory fee (Note 4)	444,622	161,388	805,994	413,066
Distribution fee (Class Y shares) (Note 5)	129,903	105,473	255,476	36,232
Professional fees	66,314	67,880	75,367	77,113
Administration fee (Note 4)	49,403	43,037	153,523	57,974
Shareholder reports and notices	27,574	17,193	47,476	20,809
Custodian fees	16,648	19,118	33,144	38,088
Trustees' fees and expenses	4,108	2,612	6,506	3,012
Transfer agent fees and expenses	3,007	2,500	3,000	3,000
Merger expense	—	—	—	—
Other	8,766	26,509	42,629	16,310
Total Expenses	750,345	445,710	1,423,115	665,604
Less: amounts waived (Note 5)	(479,459)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(1,369)	(8,989)	(1,179)
Less: expense offset (Note 9)	—	(7)	(12)	—
Net Expenses	270,886	444,334	1,414,114	664,425
Net Investment Income (Loss)	8,026	712,005	7,687,080	1,785,078
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	15	332,475	9,791,948	5,951,107
Investments in affiliates (Note 6)	—	13,699	619,212	—
Futures contracts	—	135,353	(762,483)	—
Swap agreements	—	(270,344)	(91,230)	—
Foreign currency exchange contracts	—	—	15,809	—
Foreign currency translation	—	—	757	19,338
Net Realized Gain (Loss)	15	211,183	9,574,013	5,970,445
Change in Unrealized Appreciation (Depreciation) on:
Investments	—	526,151	7,888,949	4,612,140
Investments in affiliates (Note 6)	—	31,970	60,556	—
Futures contracts	—	(38,468)	129,095	—
Swap agreements	—	239,725	(274,088)	—
Foreign currency exchange contracts	—	—	(4,972)	—
Foreign currency translation	—	—	60	3,182
Net Change in Unrealized Appreciation (Depreciation)	—	759,378	7,799,600	4,615,322
Net Gain	15	970,561	17,373,613	10,585,767
Net Increase	$8,041	$1,682,566	$25,060,693	$12,370,845

See Notes to Financial Statements

	European Equity	Multi Cap Growth	Aggressive Equity	Strategist
Net Investment Income:
Income
Interest†	$—	$—	$—	$820,749
Dividends†	2,274,816	2,366,332	298,711	2,506,199
Interest and dividends from affiliates (Note 6)	1,043	10,163	1,375	47,423
Income from securities loaned - net	60,564	—	—	—
Total Income	2,336,423	2,376,495	300,086	3,374,371
†Net of foreign withholding taxes	161,556	55,114	7,000	—
Expenses
Advisory fee (Note 4)	451,223	945,905	189,913	546,883
Distribution fee (Class Y shares) (Note 5)	29,225	123,379	40,291	93,633
Professional fees	81,259	72,788	61,620	86,090
Administration fee (Note 4)	41,492	180,172	22,676	104,168
Shareholder reports and notices	14,069	54,633	14,017	40,509
Custodian fees	22,269	24,909	12,060	27,116
Trustees' fees and expenses	2,507	7,914	1,733	4,846
Transfer agent fees and expenses	3,000	3,501	2,499	3,000
Merger expense	—	—	33,250	22,750
Other	17,197	17,093	15,314	35,876
Total Expenses	662,241	1,430,294	393,373	964,871
Less: amounts waived (Note 5)	(114,369)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(871)	(9,118)	(1,303)	(29,640)
Less: expense offset (Note 9)	—	(5)	—	(2)
Net Expenses	547,001	1,421,171	392,070	935,229
Net Investment Income (Loss)	1,789,422	955,324	(91,984)	2,439,142
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(81,833)	3,762,928	465,634	(331,971)
Investments in affiliates (Note 6)	—	—	—	(898,255)
Futures contracts	—	—	—	25,894
Swap agreements	—	—	—	(72,745)
Foreign currency exchange contracts	(180,292)	—	—	4,044
Foreign currency translation	(238,563)	(7,252)	(855)	(373)
Net Realized Gain (Loss)	(500,688)	3,755,676	464,779	(1,273,406)
Change in Unrealized Appreciation (Depreciation) on:
Investments	7,405,770	22,329,104	2,822,065	6,656,999
Investments in affiliates (Note 6)	—	—	—	999,063
Futures contracts	—	—	—	5,945
Swap agreements	—	—	—	28,005
Foreign currency exchange contracts	147,144	—	—	4,074
Foreign currency translation	5,308	2,289	268	3,175
Net Change in Unrealized Appreciation (Depreciation)	7,558,222	22,331,393	2,822,333	7,697,261
Net Gain	7,057,534	26,087,069	3,287,112	6,423,855
Net Increase	$8,846,956	$27,042,393	$3,195,128	$8,862,997

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,026	$12,040	$712,005	$1,217,838	$7,687,080	$10,385,354
Net realized gain (loss)	15	(2,034)	211,183	340,336	9,574,013	5,672,980
Net change in unrealized appreciation (depreciation)	—	—	759,378	74,923	7,799,600	(5,677,427)
Net Increase (Decrease)	8,041	10,006	1,682,566	1,633,097	25,060,693	10,380,907
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(4,981)	(5,521)	(347,237)	(456,806)	(5,085,206)	(5,809,741)
Class Y shares	(5,523)	(6,188)	(1,155,973)	(1,462,462)	(5,615,046)	(6,427,424)
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	(10,504)	(11,709)	(1,503,210)	(1,919,268)	(10,700,252)	(12,237,165)
Net decrease from transactions in shares of beneficial interest	(16,444,948)	(19,788,308)	(7,593,029)	(11,618,059)	(23,839,687)	(35,004,480)
Net Decrease	(16,447,411)	(19,790,011)	(7,413,673)	(11,904,230)	(9,479,246)	(36,860,738)
Net Assets:
Beginning of period	107,280,108	127,070,119	56,777,448	68,681,678	193,823,950	230,684,688
End of Period	$90,832,697	$107,280,108	$49,363,775	$56,777,448	$184,344,704	$193,823,950
Accumulated Undistributed Net Investment Income (Loss)	$(2,481)	$58	$1,063,037	$1,499,321	$8,046,009	$10,694,720

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,785,078	$1,821,472	$1,789,422	$1,640,380
Net realized gain (loss)	5,970,445	6,272,022	(500,688)	1,393,180
Net change in unrealized appreciation (depreciation)	4,615,322	3,163,169	7,558,222	(8,877,969)
Net Increase (Decrease)	12,370,845	11,256,663	8,846,956	(5,844,409)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,393,488)	(1,548,002)	(1,129,845)	(1,159,573)
Class Y shares	(317,994)	(341,922)	(291,780)	(329,209)
Net realized gain
Class X shares	(5,078,266)	(3,167,474)	—	—
Class Y shares	(1,294,994)	(781,261)	—	—
Total Dividends and Distributions	(8,084,742)	(5,838,659)	(1,421,625)	(1,488,782)
Net decrease from transactions in shares of beneficial interest	(5,623,624)	(9,143,834)	(8,361,702)	(12,462,693)
Net Decrease	(1,337,521)	(3,725,830)	(936,371)	(19,795,884)
Net Assets:
Beginning of period	73,470,824	77,196,654	52,849,658	72,645,542
End of Period	$72,133,303	$73,470,824	$51,913,287	$52,849,658
Accumulated Undistributed Net Investment Income (Loss)	$1,799,716	$1,649,890	$1,514,061	$1,565,150

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Aggressive Equity
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$955,324	$(64,872)	$(91,984)	$(188,722)
Net realized gain (loss)	3,755,676	32,645,551	464,779	4,222,056
Net change in unrealized appreciation (depreciation)	22,331,393	(48,028,545)	2,822,333	(6,086,619)
Net Increase (Decrease)	27,042,393	(15,447,866)	3,195,128	(2,053,285)
Distributions to Shareholders from:
Net investment income
Class X Shares	—	(327,521)	—	—
Class Y Shares	—	—	—	—
Net realized gain
Class X Shares	(3,819,990)	—	(939,227)	—
Class Y Shares	(1,066,481)	—	(1,257,234)	—
Total Dividends and Distributions	(4,886,471)	(327,521)	(2,196,461)	—
Net decrease from transactions in shares of beneficial interest	(34,644,616)	(49,118,412)	(2,459,111)	(4,238,872)
Net Decrease	(12,488,694)	(64,893,799)	(1,460,444)	(6,292,157)
Net Assets:
Beginning of period	222,962,261	287,856,060	27,898,378	34,190,535
End of Period	$210,473,567	$222,962,261	$26,437,934	$27,898,378
Accumulated Undistributed Net Investment Income (Loss)	$769,489	$(240,492)	$(20,770)	$(33,028)

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,439,142	$2,351,102
Net realized gain (loss)	(1,273,406)	1,769,803
Net change in unrealized appreciation (depreciation)	7,697,261	(16,475,705)
Net Increase (Decrease)	8,862,997	(12,354,800)
Distributions to Shareholders from:
Net investment income
Class X Shares	(1,835,044)	(2,406,851)
Class Y Shares	(615,244)	(860,346)
Net realized gain
Class X Shares	(1,393,988)	(12,604,023)
Class Y Shares	(559,117)	(5,258,076)
Total Dividends and Distributions	(4,403,393)	(21,129,296)
Net decrease from transactions in shares of beneficial interest	(20,125,652)	(14,118,840)
Net Decrease	(15,666,048)	(47,602,936)
Net Assets:
Beginning of period	137,012,329	184,615,265
End of Period	$121,346,281	$137,012,329
Accumulated Undistributed Net Investment Income (Loss)	$2,603,122	$2,444,177

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	8,138,796	9,528,528	39,757	37,891	158,115	120,523
Reinvestment of dividends and distributions	4,981	5,521	45,689	59,870	454,849	529,120
Redeemed	(17,306,444)	(18,033,730)	(357,172)	(375,310)	(1,526,605)	(1,931,499)
Net Decrease - Class X	(9,162,667)	(8,499,681)	(271,726)	(277,549)	(913,641)	(1,281,856)
Amount
Sold	$8,138,796	$9,528,528	$308,431	$292,242	$1,835,747	$1,351,724
Reinvestment of dividends and distributions	4,981	5,521	347,237	456,806	5,085,206	5,809,741
Redeemed	(17,306,444)	(18,033,730)	(2,761,250)	(2,907,547)	(17,784,137)	(21,828,131)
Net Decrease - Class X	$(9,162,667)	$(8,499,681)	$(2,105,582)	$(2,158,499)	$(10,863,184)	$(14,666,666)
Class Y Shares
Shares
Sold	10,141,795	14,834,425	152,869	159,097	188,882	238,653
Reinvestment of dividends and distributions	5,523	6,188	152,302	191,924	503,592	586,444
Redeemed	(17,429,599)	(26,129,240)	(1,016,517)	(1,571,630)	(1,792,003)	(2,627,052)
Net Decrease - Class Y	(7,282,281)	(11,288,627)	(711,346)	(1,220,609)	(1,099,529)	(1,801,955)
Amount
Sold	$10,141,795	$14,834,425	$1,184,321	$1,222,848	$2,189,967	$2,668,015
Reinvestment of dividends and distributions	5,523	6,188	1,155,973	1,462,462	5,615,046	6,427,424
Redeemed	(17,429,599)	(26,129,240)	(7,827,741)	(12,144,870)	(20,781,516)	(29,433,253)
Net Decrease - Class Y	$(7,282,281)	$(11,288,627)	$(5,487,447)	$(9,459,560)	$(12,976,503)	$(20,337,814)

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	30,394	41,008	13,569	10,124
Reinvestment of dividends and distributions	780,670	560,033	79,622	68,170
Redeemed	(1,303,365)	(1,394,386)	(536,124)	(590,445)
Net Decrease - Class X	(492,301)	(793,345)	(442,933)	(512,151)
Amount
Sold	$269,633	$350,997	$209,416	$152,977
Reinvestment of dividends and distributions	6,471,754	4,715,476	1,129,845	1,159,573
Redeemed	(11,564,117)	(11,775,763)	(8,130,383)	(9,410,517)
Net Decrease - Class X	$(4,822,730)	$(6,709,290)	$(6,791,122)	$(8,097,967)
Class Y Shares
Shares
Sold	46,975	37,827	1,462	4,450
Reinvestment of dividends and distributions	195,041	133,712	20,606	19,411
Redeemed	(322,481)	(456,268)	(124,257)	(312,722)
Net Decrease - Class Y	(80,465)	(284,729)	(102,189)	(288,861)
Amount
Sold	$415,592	$315,142	$21,281	$67,572
Reinvestment of dividends and distributions	1,612,988	1,123,183	291,780	329,209
Redeemed	(2,829,474)	(3,872,869)	(1,883,641)	(4,761,507)
Net Decrease - Class Y	$(800,894)	$(2,434,544)	$(1,570,580)	$(4,364,726)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth		Aggressive Equity
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	15,963	23,630	6,451	22,589
Reinvestment of dividends and distributions	95,285	7,793	51,606	—
Redeemed	(734,540)	(891,278)	(132,751)	(145,437)
Net Decrease - Class X	(623,292)	(859,855)	(74,694)	(122,848)
Amount
Sold	$651,185	$952,101	$123,043	$434,357
Reinvestment of dividends and distributions	3,819,990	327,521	939,227	—
Redeemed	(30,117,363)	(36,256,926)	(2,499,725)	(2,852,868)
Net Decrease - Class X	$(25,646,188)	$(34,977,304)	$(1,437,455)	$(2,418,511)
Class Y Shares
Shares
Sold	20,602	44,490	8,066	154,196
Reinvestment of dividends and distributions	26,864	—	70,990	—
Redeemed	(266,996)	(394,005)	(129,942)	(241,830)
Net Decrease - Class Y	(219,530)	(349,515)	(50,886)	(87,634)
Amount
Sold	$812,587	$1,698,262	$149,633	$2,809,245
Reinvestment of dividends and distributions	1,066,481	—	1,257,234	—
Redeemed	(10,877,496)	(15,839,370)	(2,428,523)	(4,629,606)
Net Decrease - Class Y	$(8,998,428)	$(14,141,108)	$(1,021,656)	$(1,820,361)

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	53,608	33,714
Reinvestment of dividends and distributions	308,114	1,314,437
Redeemed	(1,664,383)	(1,905,781)
Net Decrease - Class X	(1,302,661)	(557,630)
Amount
Sold	$571,585	$381,164
Reinvestment of dividends and distributions	3,229,032	15,010,874
Redeemed	(17,794,208)	(22,742,640)
Net Decrease - Class X	$(13,993,591)	$(7,350,602)
Class Y Shares
Shares
Sold	37,081	11,243
Reinvestment of dividends and distributions	112,272	537,175
Redeemed	(722,191)	(1,070,631)
Net Decrease - Class Y	(572,838)	(522,213)
Amount
Sold	$395,377	$130,345
Reinvestment of dividends and distributions	1,174,361	6,118,422
Redeemed	(7,701,799)	(13,017,005)
Net Decrease - Class Y	$(6,132,061)	$(6,768,238)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991
Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984
Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999
Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.
Global Infrastructure	Seeks both capital appreciation and current income.
European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.
Aggressive Equity	Seeks long-term capital growth.
Strategist	Seeks high total investment return.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

The following is a summary of significant policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest reported sales price (or the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the latest reported sales price (or the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Restricted Securities — Certain Portfolios invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

G. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITIES	VALUE OF COLLATERAL CASH(1)
European Equity	$500,332	$525,626

(1)  The Portfolio received cash collateral of $507,548 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2012 there was uninvested cash of $18,078, which is not reflected in the Portfolio of Investments.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$44,215,000	$—	$44,215,000
Commercial Paper	—	23,114,460	—	23,114,460
Certificates of Deposit	—	4,599,994	—	4,599,994
Floating Rate Notes	—	14,319,881	—	14,319,881
Tax-Exempt Instruments
Weekly Variable Rate Bond	—	3,000,000	—	3,000,000
Municipal Bond	—	1,514,410	—	1,514,410
Total Tax-Exempt Instruments	—	4,514,410	—	4,514,410
Total Assets	$—	$90,763,745	$—	$90,763,745

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$30,342,714	$—	$30,342,714
U.S. Treasury Securities	—	8,123,079	—	8,123,079
Asset-Backed Securities	—	6,028,322	—	6,028,322
Agency Adjustable Rate Mortgages	—	1,878,283	—	1,878,283
Collateralized Mortgage Obligations — Agency Collateral Series	—	425,254	—	425,254
Agency Fixed Rate Mortgages	—	301,265	—	301,265
Municipal Bond	—	300,642	—	300,642
Sovereign	—	211,000	—	211,000
Total Fixed Income Securities	—	47,610,559	—	47,610,559
Short-Term Investments
U.S. Treasury Security	—	74,986	—	74,986
Investment Company	1,439,331	—	—	1,439,331
Total Short-Term Investments	1,439,331	74,986	—	1,514,317
Futures Contracts	2,391	—	—	2,391
Interest Rate Swap Agreements	—	2,740	—	2,740
Total Assets	1,441,722	47,688,285	—	49,130,007
Liabilities:
Futures Contracts	(13,261)	—	—	(13,261)
Interest Rate Swap Agreements	—	(34,008)	—	(34,008)
Total Liabilities	(13,261)	(34,008)	—	(47,269)
Total	$1,428,461	$47,654,277	$—	$49,082,738
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$173,593,628	$—	$173,593,628
Asset-Backed Securities	—	1,319,187	—	1,319,187
Municipal Bond	—	680,886	—	680,886
Agency Fixed Rate Mortgage	—	1,577	—	1,577
Total Fixed Income Securities	—	175,595,278	—	175,595,278
Convertible Preferred Stocks	896,557	—	—	896,557
Short-Term Investments
U.S. Treasury Securities	—	304,946	—	304,946
Investment Company	6,041,017	—	—	6,041,017
Total Short-Term Investments	6,041,017	304,946	—	6,345,963

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements	$—	$66,347	$—	$66,347
Futures Contracts	185,111	—	—	185,111
Total Assets	7,122,685	175,966,571	—	183,089,256
Liabilities:
Foreign Currency Exchange Contracts	—	(4,972)	—	(4,972)
Futures Contracts	(264,814)	—	—	(264,814)
Interest Rate Swap Agreements	—	(351,335)	—	(351,335)
Total Liabilities	(264,814)	(356,307)	—	(621,121)
Total	$6,857,871	$175,610,264	$—	$182,468,135
Global Infrastructure
Assets:
Common Stocks
Airports	$—	$2,689,076	$—	$2,689,076
Communications	7,555,151	1,978,827	—	9,533,978
Diversified	1,111,880	1,271,697	—	2,383,577
Oil & Gas Storage & Transportation	26,175,314	11,076,512	—	37,251,826
Ports	—	581,793	—	581,793
Toll Roads	—	5,282,562	—	5,282,562
Transmission & Distribution	4,547,952	5,510,700	—	10,058,652
Water	1,318,757	1,647,820	—	2,966,577
Total Common Stocks	40,709,054	30,038,987	—	70,748,041
Short-Term Investment — Investment Company	1,300,782	—	—	1,300,782
Total Assets	$42,009,836	$30,038,987	$—	$72,048,823
European Equity
Assets:
Common Stocks
Aerospace & Defense	$—	$978,666	$—	$978,666
Automobiles	—	2,502,989	—	2,502,989
Commercial Banks	—	7,545,155	—	7,545,155
Electrical Equipment	—	1,330,869	—	1,330,869
Food Products	—	3,248,834	—	3,248,834
Health Care Providers & Services	—	979,442	—	979,442
Hotels, Restaurants & Leisure	—	748,582	—	748,582
Household Products	—	1,267,784	—	1,267,784
Industrial Conglomerates	—	1,645,561	—	1,645,561
Information Technology Services	—	882,992	—	882,992
Insurance	—	4,800,616	—	4,800,616
Machinery	—	1,666,405	—	1,666,405
Media	—	1,842,204	—	1,842,204

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Metals & Mining	$—	$2,870,474	$—	$2,870,474
Oil, Gas & Consumable Fuels	—	6,333,775	—	6,333,775
Pharmaceuticals	—	6,792,327	—	6,792,327
Professional Services	—	980,115	—	980,115
Tobacco	—	2,521,690	—	2,521,690
Wireless Telecommunication Services	—	2,350,615	—	2,350,615
Total Common Stocks	—	51,289,095	—	51,289,095
Short-Term Investments
Repurchase Agreements	—	44,583	—	44,583
Investment Company	961,419	—	—	498,454
Total Short-Term Investments	961,419	44,583	—	1,006,002
Total Assets	$961,419	$51,333,678	$—	$52,295,097
Multi Cap Growth
Assets:
Common Stocks
Advertising Agencies	$72,907	$—	$—	$72,907
Alternative Energy	4,622,152	—	—	4,622,152
Beverage: Brewers & Distillers	—	4,754,652	—	4,754,652
Biotechnology	6,741,121	—	—	6,741,121
Chemicals: Diversified	6,507,377	—	—	6,507,377
Commercial Services	4,324,988	5,678,731	—	10,003,719
Communications Technology	8,244,036	—	—	8,244,036
Computer Services, Software & Systems	50,287,309	—	—	50,287,309
Computer Technology	20,740,772	—	—	20,740,772
Consumer Lending	15,636,719	—	—	15,636,719
Diversified Retail	26,764,733	—	—	26,764,733
Financial Data & Systems	10,332,346	—	—	10,332,346
Health Care Services	8,143,402	—	—	8,143,402
Insurance: Property-Casualty	926,670	—	—	926,670
Medical Equipment	6,138,452	—	—	6,138,452
Real Estate Investment Trusts (REIT)	7,972,108	—	—	7,972,108
Recreational Vehicles & Boats	—	7,713,486	—	7,713,486
Restaurants	5,571,011	—	—	5,571,011
Semiconductors & Components	3,747,875	—	—	3,747,875
Total Common Stocks	186,773,978	18,146,869	—	204,920,847
Convertible Preferred Stocks	—	—	1,612,263	1,612,263
Short-Term Investment — Investment Company	4,451,243	—	—	4,451,243
Total Assets	$191,225,221	$18,146,869	$1,612,263	$210,984,353

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Multi Cap Growth

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$175,898	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$1,436,365	Adjusted Stock Price	Discount for Illiquidity	6.7%		6.7%		6.7%		Decrease

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Aggressive Equity
Assets:
Common Stocks
Advertising Agencies	$9,179	$—	$—	$9,179
Alternative Energy	586,392	—	—	586,392
Beverage: Brewers & Distillers	—	602,958	—	602,958
Biotechnology	854,863	—	—	854,863
Chemicals: Diversified	825,253	—	—	825,253
Commercial Services	548,471	722,824	—	1,271,295
Communications Technology	1,045,448	—	—	1,045,448
Computer Services, Software & Systems	6,372,175	—	—	6,372,175
Computer Technology	2,630,324	—	—	2,630,324
Consumer Lending	1,989,842	—	—	1,989,842

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Diversified Retail	$3,394,100	$—	$—	$3,394,100
Financial Data & Systems	1,310,130	—	—	1,310,130
Health Care Services	1,035,278	—	—	1,035,278
Insurance: Property-Casualty	117,464	—	—	117,464
Medical Equipment	778,217	—	—	778,217
Real Estate Investment Trusts (REIT)	1,014,399	—	—	1,014,399
Recreational Vehicles & Boats	—	978,191	—	978,191
Restaurants	706,390	—	—	706,390
Semiconductors & Components	476,262	—	—	476,262
Total Common Stocks	23,694,187	2,303,973	—	25,998,160
Convertible Preferred Stocks	—	—	189,805	189,805
Short-Term Investment — Investment Company	370,129	—	—	370,129
Total Assets	$24,064,316	$2,303,973	$189,805	$26,558,094

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Aggressive Equity

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$21,273	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$168,532	Adjusted Stock Price	Discount for Illiquidity	6.7%		6.7%		6.7%		Decrease

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Strategist
Assets:
Common Stocks
Aerospace & Defense	$2,258,079	$—	$—	$2,258,079
Auto Components	1,080,026	—	—	1,080,026
Chemicals	1,599,583	—	—	1,599,583
Commercial Services & Supplies	1,254,533	—	—	1,254,533
Computers & Peripherals	571,639	—	—	571,639
Diversified Financial Services	2,363,168	—	—	2,363,168
Diversified Telecommunication Services	3,407,156	—	—	3,407,156
Food & Staples Retailing	1,323,284	—	—	1,323,284
Food Products	1,754,365	—	—	1,754,365
Hotels, Restaurants & Leisure	5,080,060	—	—	5,080,060
Industrial Conglomerates	2,127,756	—	—	2,127,756
Information Technology Services	1,915,500	—	—	1,915,500
Insurance	2,549,582	—	—	2,549,582
Machinery	1,947,440	—	—	1,947,440
Media	3,122,342	—	—	3,122,342
Metals & Mining	3,793,572	—	—	3,793,572
Multi-Utilities	1,716,994	—	—	1,716,994
Oil, Gas & Consumable Fuels	6,086,852	—	—	6,086,852
Paper & Forest Products	1,139,990	—	—	1,139,990
Pharmaceuticals	5,514,234	—	—	5,514,234
Road & Rail	1,503,330	—	—	1,503,330
Semiconductors & Semiconductor Equipment	1,295,667	—	—	1,295,667
Software	1,992,989	—	—	1,992,989
Specialty Retail	2,622,749	—	—	2,622,749
Textiles, Apparel & Luxury Goods	1,888,635	—	—	1,888,635
Tobacco	2,556,857	—	—	2,556,857
Total Common Stocks	62,466,382	—	—	62,466,382
Investment Companies	4,988,200	—	—	4,988,200
Fixed Income Securities
Corporate Bonds	—	10,609,392	—	10,609,392
Sovereign	—	1,165,095	—	1,165,095
Municipal Bonds	—	514,797	—	514,797
Agency Fixed Rate Mortgage	—	200	—	200
Asset-Backed Securities	—	925,031	—	925,031
U.S. Treasury Securities	—	16,241,724	—	16,241,724
U.S. Agency Securities	—	1,789,894	—	1,789,894
Total Fixed Income Securities	—	31,246,133	—	31,246,133

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investment — Investment Company	$26,277,144	$—	$—	$26,277,144
Futures Contracts	6,319	—	—	6,319
Interest Rate Swap Agreements	—	4,903	—	4,903
Total Assets	93,738,045	31,251,036	—	124,989,081
Liabilities:
Futures Contracts	(3,397)	—	—	(3,397)
Interest Rate Swap Agreements	—	(26,354)	—	(26,354)
Total Liabilities	(3,397)	(26,354)	—	(29,751)
Total	$93,734,648	$31,224,682	$—	$124,959,330

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCUTRE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$30,038,987	$47,266,294	$7,713,486	$978,191

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Beginning Balance	$8,853,246	$3,036,329	$1,058,994	$365,853
Purchases	—	—	—	—
Sales	—	—	—
Amortization of discount	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Corporate action	(5,811,839)	—	(862,949)	—

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Notes to Financial Statements ■ December 31, 2012 continued

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Change in unrealized appreciation (depreciation)	$(3,041,407)	$(1,424,066)	$(196,045)	$(176,048)
Realized gains (losses)	—	—	—	—
Ending Balance	—	$1,612,263	—	$189,805
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	—	$(1,424,066)	—	$(176,048)

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

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Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction

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may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risk.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

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Notes to Financial Statements ■ December 31, 2012 continued

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin	$2,391	†	Variation margin	$(13,261)†
		Unrealized appreciation on open swap agreements	2,740		Unrealized depreciation on open swap agreements	(34,008)
		Total	$5,131		Total	$(47,269)
Income Plus	Interest Rate Risk	Variation margin	$185,111	†	Variation margin	$(264,814)†
		Unrealized depreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(351,335)
	Credit Risk	Unrealized appreciation on open swap agreements	66,347		Unrealized depreciation on open swap agreements	—
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	—		Unrealized depreciation on open foreign currency exchange contracts	(4,972)
		Total	$251,458		Total	$(621,121)

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Notes to Financial Statements ■ December 31, 2012 continued

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Strategist	Interest Rate Risk	Variation margin	$6,319	†	Variation margin	$(3,397)†
		Unrealized appreciation on open swap agreements	4,903		Unrealized depreciation on open swap agreements	(26,354)
		Total	$11,222		Total	$(29,751)

†  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$135,353	$(270,344)	$—
Income Plus	Interest Rate Risk	$(762,483)	$(71,691)	$—
	Credit Risk	—	(19,539)	—
	Currency Risk	—	—	15,809
	Total	$(762,483)	$(91,230)	$15,809
European Equity	Currency Risk	$—	$—	$(180,292)
Strategist	Interest Rate Risk	$25,894	$(72,745)	$—
	Currency Risk	—	—	4,044
	Total	$25,894	$(72,745)	$4,044

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$(38,468)	$239,725	$—
Income Plus	Interest Rate Risk	$129,095	$(351,335)	$—
	Credit Risk	—	77,247	—
	Currency Risk	—	—	(4,972)
	Total	$129,095	$(274,088)	$(4,972)

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Notes to Financial Statements ■ December 31, 2012 continued

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
European Equity	Currency Risk	$—	$—	$147,144
Strategist	Interest Rate Risk	$5,945	$28,005	$—
	Currency Risk	—	—	4,074
	Total	$5,945	$28,005	$4,074

For the year ended December 31, 2012, Limited Duration Portfolio's average monthly original value of futures contracts was $13,739,000 and average monthly notional value of swap agreements was $5,963,000. Income Plus and Strategist Portfolio's average monthly principal amount of foreign currency exchange contracts was $553,000 and $101,000, average monthly original value of futures contracts was $89,688,000 and $3,430,000 and average monthly notional value of swap agreements was $16,279,000 and $16,142,000. European Equity Portfolio's average monthly principal amount of foreign currency exchange contracts was $4,090,000.

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2012, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.10% of the Portfolio's daily net assets.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion

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Notes to Financial Statements ■ December 31, 2012 continued

of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.57% of the Portfolio's daily net assets.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.65% of the Fund's daily net assets.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.67% of the Portfolio's daily net assets.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.40% of the Portfolio's daily net assets.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio, European Equity Portfolio and Money Market Portfolio (effective June 25th, 2012) with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Board voted to terminate the Sub-Advisory Agreement on December 5, 2012 for the Money Market Portfolio.

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Notes to Financial Statements ■ December 31, 2012 continued

The Adviser has agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate. For the year ended December 31, 2012, approximately $114,369 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2012, the Distributor waived $129,903 and the Adviser waived $349,556. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

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Notes to Financial Statements ■ December 31, 2012 continued

6. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2012, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$15,790,834	$11,020,888	$14,563,720	$23,984,538
Income Plus	—	44	123,787,147	154,014,903
Global Infrastructure	—	—	19,723,694	30,789,187
European Equity	—	—	5,370,190	13,515,850
Multi Cap Growth	—	—	96,392,807	126,658,291
Aggressive Equity	—	—	12,256,816	15,514,323
Strategist	15,485,256	13,486,084	41,067,177	60,487,856

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2012
Limited Duration	$110,511	$28,439,027	$27,110,207	$1,791	$1,439,331
Income Plus	208,270	77,207,717	71,374,970	12,071	6,041,017
Global Infrastructure	1,993,348	16,074,021	16,766,587	757	1,300,782
European Equity	718,547	10,581,659	10,338,787	1,043	961,419
Multi Cap Growth	12,216,664	59,148,006	66,913,427	10,163	4,451,243
Aggressive Equity	1,790,916	7,332,015	8,752,802	1,375	370,129
Strategist	26,626,452	42,378,894	42,728,202	35,177	26,277,144

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Interest and dividends from affiliates" in the Statements of Operations.

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Notes to Financial Statements ■ December 31, 2012 continued

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$1,369
Income Plus	8,989
Global Infrastructure	1,179
European Equity	871
Multi Cap Growth	9,118
Aggressive Equity	1,303
Strategist	29,640

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2012
Limited Duration	Metropolitan Life Global Funding I	$327,079	$199,842	$—	$—	$8,219	$534,012
Income Plus	MetLife Capital Trust IV	—	633,000	—	—	45,019	741,000
	MetLife, Inc.	1,276,994	—	1,297,925	333,109	4,899	—
Strategist	MetLife, Inc.	43,951	—	—	—	2,701	45,944

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the year ended December 31, 2012:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN (LOSS)	INTEREST INCOME	VALUE DECEMBER 31, 2012
Limited Duration	$1,087,480	$427,870	$1,104,854	$13,699	$31,599	$449,075
Income Plus	3,188,387	—	1,646,592	286,103	186,439	2,095,151
Strategist	2,483,400	—	2,513,846	(898,255)	9,545	68,661

For the year ended December 31, 2012, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

EUROPEAN EQUITY	STRATEGIST
$325	$21,747

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Notes to Financial Statements ■ December 31, 2012 continued

For the year ended December 31, 2012, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$1,461	$2,085	$358	$45

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the year ended December 31, 2012, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$327	$179	$611	$245	$201	$769	$92	$505

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$5,353	$2,788	$9,237	$2,850	$2,573	$9,756	$1,155	$7,383

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these

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Notes to Financial Statements ■ December 31, 2012 continued

investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

	2012 DISTRIBUTIONS PAID FROM:		2011 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$10,504	$—	$11,709	$—
Limited Duration	1,503,210	—	1,919,268	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

	2012 DISTRIBUTIONS PAID FROM:		2011 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Income Plus	$10,700,252	$—	$12,237,165	$—
Global Infrastructure	2,854,317	5,230,425	1,889,924	3,948,735
European Equity	1,421,625	—	1,488,782	—
Multi Cap Growth	—	4,886,471	327,516	5
Aggressive Equity	—	2,196,461	—	—
Strategist	2,314,605	2,088,788	5,463,608	15,665,688

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, partnership basis adjustments, distribution redesignations, book amortization of premium on debt securities, nondeductible expenses and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2012:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(61)	$61	$—
Limited Duration	354,921	3,670,702	(4,025,623)
Income Plus	364,461	(364,461)	—
Global Infrastructure	76,230	(76,230)	—
European Equity	(418,886)	418,886	—
Multi Cap Growth	54,657	(54,657)	—
Aggressive Equity	104,242	(10,077)	(94,165)
Strategist	170,091	(170,091)	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$5,186	$—
Limited Duration	1,067,041	—
Income Plus	8,060,936	—
Global Infrastructure	1,864,469	5,863,655
European Equity	1,517,809	—
Multi Cap Growth	953,113	3,476,909
Aggressive Equity	—	509,083
Strategist	2,613,716	—

At December 31, 2012, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$90,763,745	$—	$—	$—
Limited Duration	48,571,679	821,403	(268,206)	553,197
Income Plus	167,278,904	16,096,967	(538,073)	15,558,894
Global Infrastructure	55,774,279	16,577,796	(303,252)	16,274,544
European Equity	41,792,430	12,016,297	(1,513,630)	10,502,667
Multi Cap Growth	152,295,061	69,364,913	(10,675,621)	58,689,292
Aggressive Equity	19,445,611	8,451,954	(1,339,471)	7,112,483
Strategist	118,839,001	8,929,731	(2,790,873)	6,138,858

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

At December 31, 2012, the following Portfolios had available for Federal income tax purposes unused short term and/or long term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)	LONG TERM LOSSES (NO EXPIRATION)
Money Market	$1,935	$—
Limited Duration	—	169,582
European Equity	51,260	22,783
Strategist	1,679,061	—

In addition, at December 31, 2012, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$1,267	$2,233	$1,063	$17,119	$8,980	$—	$30,662
Income Plus	—	—	—	10,349	—	—	10,349
European Equity	—	—	—	—	10,552	3,315	13,867

During the year ended December 31, 2012, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$4,025,623

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2012, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$76
Income Plus	9,226,616

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

At December 31, 2012, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Germany, Switzerland and France represented 39.5%, 16.1%, 14.6% and 12.9%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances may be used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, Balance Sheet: Offsetting — Other Presentation Matters or ASC 815-10-45, Derivatives: Overall — Other Presentation Matters or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2008^	$1.00	$0.020		—		$0.020		$(0.020)		—	$(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
CLASS Y SHARES
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
LIMITED DURATION CLASS X SHARES
2008^	9.27	0.36		$(1.72)		(1.36)		(0.15)		—	(0.15)
2009^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011	7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012	7.69	0.12		0.13		0.25		(0.23)		—	(0.23)
CLASS Y SHARES
2008^	9.26	0.34		(1.73)		(1.39)		(0.14)		—	(0.14)
2009^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011	7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012	7.67	0.10		0.13		0.23		(0.21)		—	(0.21)
INCOME PLUS CLASS X SHARES
2008^	10.56	0.53		(1.46)		(0.93)		(0.18)		—	(0.18)
2009^	9.45	0.57		1.50		2.07		(0.53)		—	(0.53)
2010^	10.99	0.58		0.39		0.97		(0.70)		—	(0.70)
2011	11.26	0.57		(0.02)		0.55		(0.68)		—	(0.68)
2012	11.13	0.48		1.04		1.52		(0.68)		—	(0.68)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2008^	$1.00	2.45%	$115,415	0.57%		2.40%		—		N/A
2009^	1.00	0.03	84,486	0.40	(e)(f)	0.03	(e)(f)	—		N/A
2010^	1.00	0.01	59,932	0.29	(f)	0.00	(f)(g)	—		N/A
2011	1.00	0.01	51,431	0.22	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	42,267	0.27	(f)	0.01	(f)	—		N/A
CLASS Y SHARES
2008^	1.00	2.19	112,113	0.82		2.15		—		N/A
2009^	1.00	0.01	81,145	0.41	(e)(f)	0.01	(e)(f)	—		N/A
2010^	1.00	0.01	67,139	0.29	(f)	0.00	(f)(g)	—		N/A
2011	1.00	0.01	55,849	0.22	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	48,565	0.27	(f)	0.01	(f)	—		N/A
LIMITED DURATION CLASS X SHARES
2008^	7.76	(14.91)	16,405	0.48	(h)	4.27	(h)	0.01%		54%
2009^	7.84	5.76	16,889	0.49	(h)	2.61	(h)	0.00	(g)	105
2010^	7.74	2.35	14,921	0.55	(h)	2.25	(h)	0.00	(g)	88
2011	7.69	2.75	12,693	0.60	(h)	2.15	(h)	0.00	(g)	45
2012	7.71	3.34	10,628	0.63	(h)	1.52	(h)	0.00	(g)	58
CLASS Y SHARES
2008^	7.73	(15.22)	63,223	0.73	(h)	4.02	(h)	0.01		54
2009^	7.81	5.56	60,753	0.74	(h)	2.36	(h)	0.00	(g)	105
2010^	7.72	2.22	53,760	0.80	(h)	2.00	(h)	0.00	(g)	88
2011	7.67	2.45	44,085	0.85	(h)	1.90	(h)	0.00	(g)	45
2012	7.69	3.05	38,736	0.88	(h)	1.27	(h)	0.00	(g)	58
INCOME PLUS CLASS X SHARES
2008^	9.45	(8.92)	109,833	0.55	(h)	5.34	(h)	0.00	(g)	55
2009^	10.99	22.57	114,488	0.56	(h)	5.64	(h)	0.00	(g)	75
2010^	11.26	9.28	106,363	0.59	(h)	5.23	(h)	0.00	(g)	53
2011	11.13	5.01	90,876	0.59	(h)	5.01	(h)	0.00	(g)	43
2012	11.97	14.09	86,765	0.61	(h)	4.14	(h)	0.00	(g)	68

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2008^	$10.54	$0.51	$(1.45)	$(0.94)	$(0.18)	—	$(0.18)
2009^	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011	11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012	11.09	0.45	1.04	1.49	(0.65)	—	(0.65)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2008^	20.66	0.40	(6.21)	(5.81)	(0.11)	$(3.44)	(3.55)
2009^	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011	8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
2012	8.72	0.22	1.30	1.52	(0.23)	(0.82)	(1.05)
CLASS Y SHARES
2008^	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011	8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
2012	8.69	0.20	1.29	1.49	(0.20)	(0.82)	(1.02)
EUROPEAN EQUITY CLASS X SHARES
2008^	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011	16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012	14.19	0.53	2.03	2.56	(0.43)	—	(0.43)
CLASS Y SHARES
2008^	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011	15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012	14.12	0.49	2.03	2.52	(0.38)	—	(0.38)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2008^	$9.42	(9.11)%	$135,850	0.80	%(h)	5.09	%(h)	0.00	%(g)	55%
2009^	10.95	22.29	148,108	0.81	(h)	5.39	(h)	0.00	(g)	75
2010^	11.22	9.01	124,322	0.84	(h)	4.98	(h)	0.00	(g)	53
2011	11.09	4.71	102,948	0.84	(h)	4.76	(h)	0.00	(g)	43
2012	11.93	13.82	97,579	0.86	(h)	3.89	(h)	0.00	(g)	68
GLOBAL INFRASTRUCTURE CLASS X SHARES
2008^	11.30	(33.27)	70,951	0.74	(h)	2.46	(h)	0.00	(g)	76
2009^	8.68	19.26	68,748	0.96	(h)	3.37	(h)	0.00	(g)	280
2010^	8.13	6.93	61,408	0.87	(h)	2.71	(h)	0.00	(g)	148
2011	8.72	16.07	58,998	0.86	(h)	2.48	(h)	0.00	(g)	36
2012	9.19	18.69	57,628	0.87	(h)	2.51	(h)	0.00	(g)	28
CLASS Y SHARES
2008^	11.27	(33.45)	16,545	0.99	(h)	2.21	(h)	0.00	(g)	76
2009^	8.64	18.83	17,818	1.21	(h)	3.12	(h)	0.00	(g)	280
2010^	8.10	6.74	15,789	1.12	(h)	2.46	(h)	0.00	(g)	148
2011	8.69	15.82	14,472	1.11	(h)	2.23	(h)	0.00	(g)	36
2012	9.16	18.44	14,506	1.12	(h)	2.26	(h)	0.00	(g)	28
EUROPEAN EQUITY CLASS X SHARES
2008^	13.32	(42.70)	57,734	1.00	(h)(i)	3.01	(h)(i)	0.00	(g)	15
2009^	15.42	27.73	61,197	1.00	(h)(i)	2.67	(h)(i)	0.00	(g)	26
2010^	16.05	7.23 (j)	54,824	1.00	(h)(i)	1.81	(h)(i)	0.00	(g)	22
2011	14.19	(9.64)	41,181	1.00	(h)(i)	2.56	(h)(i)	0.00	(g)	11
2012	16.32	18.51	40,141	1.00	(h)(i)	3.50	(h)(i)	0.00	(g)	11
CLASS Y SHARES
2008^	13.24	(42.84)	17,845	1.25	(h)(i)	2.76	(h)(i)	0.00	(g)	15
2009^	15.35	27.41	19,323	1.25	(h)(i)	2.42	(h)(i)	0.00	(g)	26
2010^	15.98	6.96 (j)	17,821	1.25	(h)(i)	1.56	(h)(i)	0.00	(g)	22
2011	14.12	(9.85)	11,668	1.25	(h)(i)	2.31	(h)(i)	0.00	(g)	11
2012	16.26	18.16	11,773	1.25	(h)(i)	3.25	(h)(i)	0.00	(g)	11

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2008^	$35.23	$0.03	$(16.78)	$(16.75)	$(0.07)	—	$(0.07)
2009^	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011	40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012	37.31	0.20	4.40	4.60	—	$(0.90)	(0.90)
CLASS Y SHARES
2008^	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010^	31.21	(0.02)	8.58	8.56	—	—	—
2011	39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012	37.00	0.09	4.37	4.46	—	(0.90)	(0.90)
AGGRESSIVE EQUITY CLASS X SHARES
2008^	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009^	9.07	0.00	6.30	6.30	—	—	—
2010^	15.37	(0.05)	4.05	4.00	—	—	—
2011	19.37	(0.09)	(1.33)	(1.42)	—	—	—
2012	17.95	(0.03)	2.13	2.10	—	(1.51)	(1.51)
CLASS Y SHARES
2008^	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009^	8.92	(0.03)	6.19	6.16	—	—	—
2010^	15.08	(0.09)	3.97	3.88	—	—	—
2011	18.96	(0.14)	(1.30)	(1.44)	—	—	—
2012	17.52	(0.08)	2.09	2.01	—	(1.51)	(1.51)
STRATEGIST CLASS X SHARES
2008^	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009^	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010^	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)
2011	12.96	0.18	(1.06)	(0.88)	(0.27)	(1.41)	(1.68)
2012	10.40	0.21	0.51	0.72	(0.22)	(0.16)	(0.38)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2008^	$18.41	(47.62)%	$140,041	0.55	%(h)	0.08	%(h)	0.01%		33%
2009^	31.42	71.32	202,279	0.55	(h)	0.44	(h)	0.00	(g)	23
2010^	40.07	27.76	220,553	0.58	(h)	0.19	(h)	0.00	(g)	29
2011	37.31	(6.74)	173,284	0.56	(h)	0.03	(h)	0.00	(g)	24
2012	41.01	12.37	164,917	0.58	(h)	0.48	(h)	0.00	(g)	44
CLASS Y SHARES
2008^	18.29	(47.75)	45,671	0.80	(h)	(0.17	)(h)	0.01		33
2009^	31.21	70.85	64,122	0.80	(h)	0.19	(h)	0.00	(g)	23
2010^	39.77	27.43	67,303	0.83	(h)	(0.06	)(h)	0.00	(g)	29
2011	37.00	(6.97)	49,678	0.81	(h)	(0.22	)(h)	0.00	(g)	24
2012	40.56	12.09	45,556	0.83	(h)	0.23	(h)	0.00	(g)	44
AGGRESSIVE EQUITY CLASS X SHARES
2008^	9.07	(48.86)	10,289	0.90	(h)	(0.29	)(h)	0.00	(g)	33
2009^	15.37	69.46	14,898	1.01	(h)	(0.02	)(h)	0.01		23
2010^	19.37	26.02	15,413	1.09	(h)	(0.32	)(h)	0.00	(g)	27
2011	17.95	(7.33)	12,078	1.06	(h)	(0.47	)(h)	0.00	(g)	28
2012	18.54	11.85	11,089	1.25	(h)	(0.19	)(h)	0.00	(g)	45
CLASS Y SHARES
2008^	8.92	(49.00)	12,272	1.15	(h)	(0.54	)(h)	0.00	(g)	33
2009^	15.08	69.06	17,541	1.26	(h)	(0.27	)(h)	0.01		23
2010^	18.96	25.73	18,777	1.34	(h)	(0.57	)(h)	0.00	(g)	27
2011	17.52	(7.59)	15,821	1.31	(h)	(0.72	)(h)	0.00	(g)	28
2012	18.02	11.62	15,348	1.50	(h)	(0.44	)(h)	0.00	(g)	45
STRATEGIST CLASS X SHARES
2008^	10.60	(23.98)	134,668	0.54	(h)	2.28	(h)	0.02		52
2009^	12.40	19.74	137,731	0.55	(h)	1.41	(h)	0.03		96
2010^	12.96	6.81	128,254	0.59	(h)	1.89	(h)	0.02		119
2011	10.40	(7.96)	97,169	0.59	(h)	1.52	(h)	0.02		121
2012	10.74	6.91	86,318	0.65	(h)	1.98	(h)	0.02		51

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2008^	$15.53	$0.27	$(3.76)	$(3.49)	$(0.09)	$(1.39)	$(1.48)
2009^	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010^	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)
2011	12.90	0.15	(1.05)	(0.90)	(0.23)	(1.41)	(1.64)
2012	10.36	0.18	0.50	0.68	(0.18)	(0.16)	(0.34)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2012
Class X	0.63%	(0.35)%
Class Y	0.88	(0.60)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

(g)  Amount is less than 0.005%.

(h)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2008^	$10.56	(24.20)%	$53,046	0.79	%(h)	2.03	%(h)	0.02%	52%
2009^	12.35	19.44	59,737	0.80	(h)	1.16	(h)	0.03	96
2010^	12.90	6.50	56,361	0.84	(h)	1.64	(h)	0.02	119
2011	10.36	(8.13)	39,844	0.84	(h)	1.27	(h)	0.02	121
2012	10.70	6.68	35,028	0.90	(h)	1.73	(h)	0.02	51

(i)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2012
Class X	1.22%	3.28%
Class Y	1.47	3.03
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68

(j)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (comprising, respectively, Money Market, Limited Duration, Income Plus, Global Infrastructure, European Equity, Multi Cap Growth, Aggressive Equity, and Strategist Portfolios) (collectively, the "Portfolios") as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Morgan Stanley Variable Investment Series at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2012 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, the following percentages of dividends paid by each of the applicable Portfolios qualified for the dividends received deduction.

FUND	DIVIDENDS RECEIVED DEDUCTION %
Global Infrastructure Portfolio	23.80%
Strategist Portfolio	80.70%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Aggressive Equity Portfolio	$2,196,461
Global Infrastructure Portfolio	5,230,425
Multi Cap Growth Portfolio	4,886,471
Strategist Portfolio	2,088,788

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2012. The European Equity Portfolio intends to pass through foreign tax credits of $54,492, and has derived income from sources within foreign countries amounting to $2,436,372. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $161,871, and has derived income from sources within foreign countries amounting to $1,893,434.

Trustees
Frank L. Bowman	Joseph J. Kearns
Michael Bozic	Michael F. Klein
Kathleen A. Dennis	Michael E. Nugent
James F. Higgins	W. Allen Reed
Dr. Manuel H. Johnson	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
Arthur Lev President and Principal Executive Officer
Mary Ann Picciotto Chief Compliance Officer
Stefanie V. Chang Yu Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England
Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINANN
IU13-00311P-Y12/12

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$227,115		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$33,952	(3)	$3,789,467	(4)
All Other Fees	$			$723,998
Total Non-Audit Fees		$33,952		$4,513,465

Total		$261,067		$4,513,465

2011

	Registrant			Covered Entities(1)
Audit Fees		$227,115		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$33,952	(3)	$89,626	(4)
All Other Fees	$			$1,133,094	(5)
Total Non-Audit Fees		$33,952		$1,222,720

Total		$261,067		$1,222,720

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013